SECURITY
FUNDS

ANNUAL
REPORT

September 30, 1995

-   Security
    Growth And
    Income Fund

-   Security Equity
    Fund

    -Equity Series
    -Global Series
    -Asset
     Allocation
     Series

-   Security Ultra
    Fund

[SDI LOGO]

PRESIDENT'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
FUNDS

To Our Shareholders:

   What a difference a year makes! History shows that market fluctuations are inevitable, and shareholders who remain committed and continue to invest regardless of overall market levels stand to benefit over time.* And what better argument for remaining invested than the 12-month period ending September 30, 1995?

   The $68 billion that flowed into stock mutual funds in the first three quarters of 1995 helped push stock prices to new highs, as evidenced by the Dow Jones Industrial Average finally topping 4800 and the Standard & Poor's 500 stock index posting a record high of 583.61 in the third quarter. All stock categories, regardless of capitalization, were up for the nine-month period ending September 30, 1995. The S&P 500 posted nearly a 30% gain as of September 30, 1995, and the S&P 600 small-cap index finished the period up 29% as did the S&P mid-cap index!

TECHNOLOGY STOCKS LED MARKET

   Technology stocks of all sizes were the undisputed market leaders through the third quarter. Demand reached a fever pitch during the second quarter, surprising even seasoned investment professionals. Stock prices soared for semiconductors, computers and software, and the group ended the third quarter up nearly 100%. Companies were not able to ship products, from microchips to personal computers, fast enough to keep up with demand. Although technology stocks faltered somewhat late in the third quarter, this was mainly due to a moderate sell-off from a group that had performed very well. In addition, money managers attempting to reduce overweightings in their portfolios began selling technology issues in the third quarter.

LARGE CAPS ENJOYED LENGTHY RUN

   The general feeling early in 1995 was that the U.S. economy would slow due to increases in interest rates initiated by the Federal Reserve in 1994. Perception became reality as investors rushed to buy stocks of large capitalization companies whose earnings tend to remain consistent regardless of economic activity.

   Aided by stronger-than-expected U.S. earnings growth, large cap stocks, as represented by the Standard & Poor's returned 29.77% in the first three quarters of 1995, nearly tripling its historical average annual return of 10%. Beating the S&P's third-quarter return proved to be difficult. However, the Class A shares of Security Equity Fund posted a third quarter September 30 return of 29.96%, even being underweighted compared to the technology sector of the index. Also positive, Class A shares of the Security Growth and Income Fund posted a September 30 return of 22.15%. The Security Ultra Fund, although not measured against the S&P 500, closed the third quarter with a total return of 22.75% for Class A shares.**

SMALL AND MID-CAP RESURGENCE

   The strengthening U.S. dollar, which modestly impacted companies with substantial foreign revenues, as well as the belief that large caps could not sustain their superior first-half performance, led to increased interest in small capitalization companies in the third quarter. The Standard & Poor's 600-stock index (small-cap stocks) trailed the S&P 500 by almost 6% at June 30, 1995. However, by September 30, it had pulled nearly neck to neck to close the quarter with a 29% return.

GLOBAL MARKETS

   Looking globally, foreign markets in 1995 demonstrated much of the volatility that plagued the U.S. markets for much of 1994. At mid-year the story from Japan wasn't particularly positive, but Japanese stocks did experience gains in the third quarter. Europe was very much a stock-by-stock play, and Latin America remained under the "tequila effect"-not yet having recovered from Mexico's fiscal and monetary problems. However, we remain quite positive on the international markets, especially the fixed income markets. We believe late 1995 and 1996 could be a good period for non-U.S. markets, due in part to reduced volatility. Many foreign economies are growing faster than ours, and U.S. companies doing significant business internationally, as well as international markets themselves should benefit.

NEAR TERM OUTLOOK

   Looking forward, we see the investment climate of slow growth with low inflation as positive for financial assets. We will continue to seek out companies whose 1996 earnings prospects look attractive. Investors should remember that the average bull market lasts over 3.5 years and the average bear market lasts only nine months. As always, we believe owners of financial assets should be adequately diversified and remain invested regardless of market conditions.

   Over the next several pages, we review the factors influencing the performance of each Fund for the 12-month period ending September 30, 1995. As always, our goal is to provide you with positive investment results over time along with the highest-quality service in the industry. We invite your questions and comments. Please call our customer service center at 1-800-888-2461, ext. 3127.

      Sincerely,

      /s/ John D. Cleland

      John D. Cleland
      President-Security Funds

*Programs of regular investing do not assure profits or protect against loss in a declining market.

**These performance figures do not reflect deduction of the maximum front-end sales charge of 5.75%. If the sales charge were deducted, the performance quoted would be reduced.

[upper right hand corner, picture of John Cleland]
JOHN CLELAND

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY GROWTH AND
INCOME FUND

   The Growth and Income Fund returned 20.25% for the 12-month period ending September 30, 1995, compared to the 29.77% returned by the Standard & Poor's 500-stock index.* An underweight position relative to the index in technology, telephones and banks was the main reason why the Fund's performance lagged the S&P 500. The portfolio also has more of a value tilt than the S&P 500, and value stocks as a group underperformed growth stocks through the third quarter of the year.

   Historically, the Growth and Income Fund has been under exposed to value stocks. But because of price declines due to economic slowdown, we added some value names to the traditional growth bias of the portfolio. Some of these value names include Time Warner, Inc., Sara Lee Corporation and Dial Corporation
(The). As of September 30, 1995, approximately 60% of assets were in growth issues and 20% were in value names. The remaining 20% of assets were in high yield bonds and cash.

   The portfolio lacked exposure to telephone and bank stocks and this hurt performance. These stocks are not high growth issues, but they tend to do well when interest rates decline. Economic slowdown, positive regulatory changes and lower interest rates combined to produce a good environment for telephone stocks throughout the period. Although we believed bank stock fundamentals were deteriorating, i.e., loan growth was slowing, the sector got a boost from heavy merger activity throughout the third quarter.

   Positive contributors to the Fund's performance for the period included classic growth stocks such as Duracell International and General Electric Company. In addition, performance was favorably impacted by weightings in pharmaceutical giants Merck & Company, Inc. and Bristol-Meyers Squibb Company. And last, exposure to multinational companies such as McDonald's Corporation, whose foreign sales resulted in strong earnings growth, positively influenced the Fund's return.

   The income component of the portfolio as of September 30, 1995, roughly 15.8%, was comprised of high yield bonds rated BB or B, one and two levels below investment grade respectively. For the nine-month period, the income component of the portfolio returned 16.21%, compared to the Lehman Brothers Single B Index return of 13.97% and the Salomon Brothers Single B return of 13.95%.* The returns on high yield bonds often behave more like equity returns. However, because of the high yield and subsequent cash flow, they are normally less volatile than equities. In fact, high yield bonds have historically delivered the highest cumulative return for all categories of bonds over the ten-year period ending December 31, 1994.**

   Going forward, we anticipate the growth component of the portfolio will do well as the economy continues to weaken. Concern about corporate profit growth in 1996 has led us to structure the portfolio more defensively - a position we believe to be better suited to that kind of market. The portfolio's asset allocation will continue to focus on growth and value stocks on the equity side, and high yield bonds on the income side.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

   **Although high-yield bonds have delivered higher performance in the past than other categories of bonds, they also present a greater risk that interest and principal payments will not be made.

[upper right hand corner, picture of Chuck Lauber, Terry Milberger, Tom Swank, John Cleland]
 THE SECURITY MANAGEMENT GROWTH AND INCOME TEAM
CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN CLELAND

NOVEMBER 15, 1995

SECURITY
GROWTH AND
INCOME FUND

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                        SECURITY GROWTH AND INCOME FUND
                                  VS. S&P 500

                                             Security Growth
                             S&P 500         and Income Fund
                             -------         ---------------

September 1985              $10,000.00         $10,000.00
October 1985                 10,447.00           9,594.30
November 1985                11,195.01           9,956.14
December 1985                11,717.81          10,057.44
January 1986                 11,769.37          10,102.80
February 1986                12,665.02          10,692.40
March 1986                   13,366.66          11,147.78
April 1986                   13,200.91          11,067.25
May 1986                     13,925.65          11,354.86
June 1986                    14,156.81          11,505.74
July 1986                    13,351.29          10,910.62
August 1986                  14,349.96          11,470.74
September 1986               13,170.40          10,968.48
October 1986                 13,902.67          11,276.46
November 1986                14,258.58          11,371.21
December 1986                13,882.15          11,221.63
January 1987                 15,746.53          12,190.32
February 1987                16,396.86          12,605.47
March 1987                   16,842.85          12,880.44
April 1987                   16,694.64          12,587.71
May 1987                     16,866.59          12,791.35
June 1987                    17,708.23          13,337.58
July 1987                    18,590.10          13,891.17
August 1987                  19,305.82          14,110.03
September 1987               18,881.09          13,684.88
October 1987                 14,817.88          11,302.06
November 1987                13,604.30          10,833.32
December 1987                14,608.30          11,321.00
January 1988                 15,232.07          11,769.92
February 1988                15,947.98          12,148.69
March 1988                   15,466.35          11,966.35
April 1988                   15,633.38          12,065.95
May 1988                     15,755.32          11,994.80
June 1988                    16,486.37          12,364.12
July 1988                    16,420.43          12,263.14
August 1988                  15,876.91          11,873.60
September 1988               16,550.09          12,192.46
October 1988                 17,001.91          12,426.65
November 1988                16,760.48          12,338.83
December 1988                17,063.85          12,534.97
January 1989                 18,297.56          13,255.73
February 1989                17,841.95          13,193.06
March 1989                   18,263.02          13,303.63
April 1989                   19,205.40          13,828.14
May 1989                     19,977.45          14,098.35
June 1989                    19,869.57          14,127.96
July 1989                    21,653.86          14,691.79
August 1989                  22,071.78          14,852.88
September 1989               21,985.70          14,788.83
October 1989                 21,473.43          14,674.57
November 1989                21,920.08          14,788.83
December 1989                22,437.40          15,095.63
January 1990                 20,931.85          14,326.53
February 1990                21,201.87          14,380.20
March 1990                   21,759.48          14,531.77
April 1990                   21,222.02          14,023.16
May 1990                     23,291.16          14,713.41
June 1990                    23,128.13          14,623.41
July 1990                    23,054.12          14,734.04
August 1990                  20,972.33          14,107.07
September 1990               19,940.49          13,933.26
October 1990                 19,866.71          13,952.01
November 1990                21,146.13          14,495.85
December 1990                21,725.53          14,643.29
January 1991                 22,685.80          14,977.61
February 1991                24,310.10          15,713.12
March 1991                   24,888.68          15,913.37
April 1991                   24,958.37          16,049.38
May 1991                     26,026.59          16,502.75
June 1991                    24,837.17          16,162.40
July 1991                    25,999.55          16,645.21
August 1991                  26,610.54          17,036.04
September 1991               26,174.13          17,035.74
October 1991                 26,524.86          17,338.70
November 1991                25,453.26          16,756.09
December 1991                28,362.57          17,844.78
January 1992                 27,835.02          17,602.98
February 1992                28,191.31          17,602.98
March 1992                   27,638.76          17,506.57
April 1992                   28,443.05          17,433.02
May 1992                     28,596.64          17,359.46
June 1992                    28,181.99          17,335.44
July 1992                    29,317.73          17,830.74
August 1992                  28,725.51          17,781.21
September 1992               29,055.85          17,830.28
October 1992                 29,160.45          17,830.28
November 1992                30,143.16          18,405.46
December 1992                30,538.03          18,703.42
January 1993                 30,760.96          18,703.42
February 1993                31,176.23          18,884.00
March 1993                   31,846.52          19,544.93
April 1993                   31,066.28          18,869.19
May 1993                     31,905.07          19,233.05
June 1993                    32,010.36          19,722.16
July 1993                    31,859.91          19,696.01
August 1993                  33,073.77          20,428.39
September 1993               32,829.03          20,613.72
October 1993                 33,495.46          20,508.55
November 1993                33,180.60          19,824.93
December 1993                33,588.72          20,232.27
January 1994                 34,713.94          21,208.63
February 1994                33,776.67          20,856.07
March 1994                   32,307.38          19,744.08
April 1994                   32,727.38          19,390.05
May 1994                     33,260.83          19,172.19
June 1994                    32,439.29          18,504.66
July 1994                    33,513.03          18,777.60
August 1994                  34,877.01          19,432.62
September 1994               34,036.48          19,039.85
October 1994                 34,815.91          19,012.49
November 1994                33,538.17          18,328.59
December 1994                34,027.83          18,642.65
January 1995                 34,912.55          18,671.02
February 1995                36,267.16          19,210.16
March 1995                   37,340.66          19,735.72
April 1995                   38,427.28          20,364.07
May 1995                     39,945.15          20,992.42
June 1995                    40,883.87          21,602.11
July 1995                    42,245.30          22,521.35
August 1995                  42,359.36          22,262.82
September 1995               44,134.22          22,895.11

                             $10,000 OVER TEN YEARS

   This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1985, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $22,895. By comparison, the same $10,000 investment would have grown to $44,134 based on the S&P's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS***

                                               % of
                                            net assets
                                            ----------
      DSC Communications Corporation          2.20%

      Ceridian Corporation                    1.90%

      Frontier Corporation                    1.90%

      PepsiCo, Inc.                           1.90%

      McDonnell Douglas Corporation           1.80%

***At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1995

                                   1 year  5 years  10 years
                                   ------  -------  --------

A Shares                           20.25%  10.44%    9.28%

A Shares with sales charge         13.41%   9.15%    8.64%

B Shares                           19.07%   4.80%      N/A
                                             (10-19-93)

B Shares with CDSC                 14.07%   2.82%      N/A
                                             (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY EQUITY
FUND-
EQUITY SERIES

   Economic slowdown and declining interest rates boosted stock prices and led the U.S. stock market to superior performance in the first three quarters of 1995. Security Equity Series gained 29.96% for the nine-month period ending September 30, 1995, besting the 29.77% return delivered by the Standard & Poor's 500-Stock Index for the same time period.* Beating the S&P 500 is difficult, and Security Equity Series led the S&P throughout most of the year despite being underweighted compared to the index in technology stocks, the index's top-performing sector.

   As of September 30, 1995, the portfolio included large capitalization technology giants such as Microsoft Corporation, IBM and Xerox Corporation. However, technology stocks of all sizes outperformed expectations throughout the first seven months of 1995. Increased volatility in August and September was primarily a result of the group's exceptional performance. A significant third-quarter sell-off occurred due to investors taking profits, money managers adjusting portfolio overweightings and the announcement by a few technology companies that earnings would not meet expectations.

   This pull back in technology hurt the portfolio's performance only slightly. In addition, underexposure to certain other S&P 500 sectors that performed well such as telephone stocks, utilities and banks, also dampened total return. Increased exposure to these industries would have boosted the portfolio's total return for the period.

   Contributing to positive performance for the period were the stocks of high-quality companies with consistent earnings growth in the healthcare sector such as Baxter International, Inc., and Merck & Company, Inc. Consumer staples giants such as Procter & Gamble Company also turned in very strong performances. The portfolio's exposure to international markets through its multinational holdings, U.S. companies with significant overseas presence, also contributed to positive total return. Worldwide franchise companies such as McDonald's Corporation and Procter & Gamble Company are experiencing dramatic international growth as they benefit from increasing worldwide consumer demand.

   Throughout the 12-month period ending September 30,1995, we remained principally fully invested to capture the opportunity provided by the rising market. As of September 30, 1995, approximately 80% of the portfolio's assets were in growth names, 10% in value stocks, 5% in economically-sensitive companies and 5% in interest-sensitive stocks.

   Looking forward, we see an even greater shift away from economically-sensitive issues and toward traditional growth stocks. Because we anticipate an earnings slowdown in 1996, we have already positioned the portfolio to focus on stable growth issues, such as financial services, consumer products and healthcare, whose earnings tend to hold up regardless of economic activity.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

[upper right hand corner, picture of John Cleland, Terry Milberger, Chuck Lauber]
THE SECURITY MANAGEMENT LARGE CAP TEAM
JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

NOVEMBER 15, 1995

SECURITY EQUITY
FUND-
EQUITY SERIES

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       SECURITY EQUITY SERIES VS. S&P 500

                             S&P 500          Equity Series
                             -------          -------------

September 1985              $10,000.00         $10,000.00
October 1985                 10,447.00           9,823.81
November 1985                11,195.01          10,332.91
December 1985                11,717.81          10,766.60
January 1986                 11,769.37          10,766.60
February 1986                12,665.02          11,633.96
March 1986                   13,366.66          12,407.04
April 1986                   13,200.91          12,269.89
May 1986                     13,925.65          12,759.45
June 1986                    14,156.81          12,998.95
July 1986                    13,351.29          12,149.77
August 1986                  14,349.96          12,802.98
September 1986               13,170.40          11,757.85
October 1986                 13,902.67          12,534.83
November 1986                14,258.58          12,605.12
December 1986                13,882.15          12,253.67
January 1987                 15,746.53          13,800.03
February 1987                16,396.86          14,456.06
March 1987                   16,842.85          14,643.49
April 1987                   16,694.64          14,623.54
May 1987                     16,866.59          14,741.85
June 1987                    17,708.23          15,262.43
July 1987                    18,590.10          16,350.92
August 1987                  19,305.82          16,611.21
September 1987               18,881.09          16,445.56
October 1987                 14,817.88          12,351.92
November 1987                13,604.30          11,618.38
December 1987                14,608.30          12,773.76
January 1988                 15,232.07          12,990.80
February 1988                15,947.98          13,827.92
March 1988                   15,466.35          13,641.89
April 1988                   15,633.38          13,765.90
May 1988                     15,755.32          13,672.89
June 1988                    16,486.37          14,137.96
July 1988                    16,420.43          14,199.97
August 1988                  15,876.91          14,044.94
September 1988               16,550.09          14,665.03
October 1988                 17,001.91          15,037.07
November 1988                16,760.48          14,913.06
December 1988                17,063.85          15,221.56
January 1989                 18,297.56          16,206.68
February 1989                17,841.95          15,825.34
March 1989                   18,263.02          16,492.68
April 1989                   19,205.40          17,446.00
May 1989                     19,977.45          18,399.34
June 1989                    19,869.57          18,145.11
July 1989                    21,653.86          20,115.34
August 1989                  22,071.78          20,306.00
September 1989               21,985.70          20,750.90
October 1989                 21,473.43          19,734.00
November 1989                21,920.08          19,956.45
December 1989                22,437.40          19,904.83
January 1990                 20,931.85          18,529.58
February 1990                21,201.87          19,036.25
March 1990                   21,759.48          19,361.97
April 1990                   21,222.02          18,855.29
May 1990                     23,291.16          20,664.82
June 1990                    23,128.13          20,592.44
July 1990                    23,054.12          20,266.73
August 1990                  20,972.33          18,384.82
September 1990               19,940.49          17,443.86
October 1990                 19,866.71          17,262.91
November 1990                21,146.13          18,421.00
December 1990                21,725.53          18,983.98
January 1991                 22,685.80          20,230.81
February 1991                24,310.10          21,759.18
March 1991                   24,888.68          22,241.82
April 1991                   24,958.37          22,322.25
May 1991                     26,026.59          23,569.09
June 1991                    24,837.17          22,282.04
July 1991                    25,999.55          23,488.65
August 1991                  26,610.54          24,011.50
September 1991               26,174.13          23,408.21
October 1991                 26,524.86          23,931.07
November 1991                25,453.26          22,724.46
December 1991                28,362.57          25,672.52
January 1992                 27,835.02          25,584.45
February 1992                28,191.31          26,333.04
March 1992                   27,638.76          25,980.76
April 1992                   28,443.05          26,200.94
May 1992                     28,596.64          26,421.11
June 1992                    28,181.99          25,628.48
July 1992                    29,317.73          26,509.19
August 1992                  28,725.51          25,672.52
September 1992               29,055.85          25,804.62
October 1992                 29,160.45          26,509.19
November 1992                30,143.16          28,006.38
December 1992                30,538.03          28,423.21
January 1993                 30,760.96          28,752.62
February 1993                31,176.23          28,846.74
March 1993                   31,846.52          30,164.36
April 1993                   31,066.28          29,317.31
May 1993                     31,905.07          29,599.67
June 1993                    32,010.36          29,929.07
July 1993                    31,859.91          30,164.36
August 1993                  33,073.77          31,293.77
September 1993               32,829.03          31,670.23
October 1993                 33,495.46          32,281.99
November 1993                33,180.60          31,434.94
December 1993                33,588.72          32,580.13
January 1994                 34,713.94          33,629.23
February 1994                33,776.67          33,162.96
March 1994                   32,307.38          31,414.47
April 1994                   32,727.38          31,705.89
May 1994                     33,260.83          31,764.17
June 1994                    32,439.29          30,889.93
July 1994                    33,513.03          31,589.32
August 1994                  34,877.01          32,813.27
September 1994               34,036.48          32,288.72
October 1994                 34,815.91          32,580.13
November 1994                33,538.17          31,181.34
December 1994                34,027.83          31,745.29
January 1995                 34,912.55          32,501.14
February 1995                36,267.16          33,823.85
March 1995                   37,340.66          34,831.64
April 1995                   38,427.28          36,028.39
May 1995                     39,945.15          37,288.13
June 1995                    40,883.87          38,295.90
July 1995                    42,245.30          40,059.53
August 1995                  42,359.36          39,870.57
September 1995               44,134.22          41,256.28

                             $10,000 OVER TEN YEARS

   This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1985, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $41,256. By comparison, the same $10,000 investment would have grown to $44,134 based on the S&P's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                               % of
                                            net assets
                                            ----------
      Frontier Corporation                    1.90%

      Hercules, Inc.                          1.80%

      Monsanto Company                        1.80%

      Amgen, Inc.                             1.70%

      Loral Corporation                       1.70%

      **At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1995

                                    1 year  5 years  10 years
                                    ------  -------  --------

      A Shares                      27.77%  18.79%   15.91%

      A Shares with sales charge    20.38%  17.41%   15.22%

      B Shares                      26.69%  12.80%      N/A
                                              (10-19-93)

      B Shares with CDSC            21.69%  10.96%      N/A
                                              (10-19-93)

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
EQUITY FUND-
GLOBAL SERIES

[LEXINGTON LOGO]   SUBADVISOR - LEXINGTON
                   MANAGEMENT CORPORATION

   The Global Series, subadvised by Lexington Management Corporation, returned 2.80% for the 12-month period ending September 30, 1995, underperforming the 12.42% returned by the Morgan Stanley Capital International World Index (MSCI) for the same period.* However, the Series returned 5.6% for the third-quarter of 1995, virtually even with the MSCI's 5.7% return for the same period.

   Underexposure to the U.S. equity market, specifically the technology sectors, as well as an overweight position in Japan during the fourth quarter of 1994 and early in 1995 were the primary reasons the Series underperformed its benchmark index. We increased our U.S. weighting during the second and third quarters of the year, but the lack of exposure to the technology sectors severely dampened the portfolio's U.S. returns. Recently, we have decreased our U.S. exposure and we anticipate investors will benefit from increased weighting in foreign securities. We believe earnings in the U.S. have peaked and there is better relative value and earnings momentum to be found overseas.

   As with every investment made outside the U.S., we had to be aware of the currency fluctuation between the U.S. dollar and in this case, the Japanese Yen. Because we believed the U.S. dollar was going to increase in value relative to the Yen, we purchased forward currency contracts to preserve the gains which we expected to recognize as the Japanese market rebounded. This technique worked well and resulted in a nice gain for the portfolio. Although Japan still has significant structural problems, the recently strengthening Yen versus the dollar enhances the competitiveness and profitability of many Japanese companies.

   Going forward, we will continue our bottom up search for good companies internationally. One area that looks appealing is non-U.S. technology companies, such as the share prices of non-U.S. technology companies have not had the spectacular run enjoyed by the U.S. firms. We will also continue to monitor certain companies in emerging markets as we have recently been quite successful investing in selected companies in Israel and Southeast Asia.

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                   SECURITY GLOBAL SERIES VS. MORGAN STANLEY
                       CAPITAL INTERNATIONAL WORLD INDEX

                               MSCI           Global Series
                               ----           -------------

September 1993              $10,000.00
October 1993                 10,277.20         $10,000.00
November 1993                 9,697.46           9,084.91
December 1993                10,173.64           9,745.28
January 1994                 10,846.34          10,283.02
February 1994                10,707.72          10,264.15
March 1994                   10,247.89           9,773.58
April 1994                   10,566.48           9,971.70
May 1994                     10,595.49          10,066.04
June 1994                    10,567.93          10,009.43
July 1994                    10,770.71          10,132.08
August 1994                  11,096.94          10,518.87
September 1994               10,807.30          10,226.42
October 1994                 11,116.69          10,443.40
November 1994                10,636.52           9,943.40
December 1994                10,741.51           9,869.12
January 1995                 10,582.24           9,436.69
February 1995                10,738.57           9,407.86
March 1995                   11,258.35           9,744.20
April 1995                   11,652.94           9,926.78
May 1995                     11,754.85          10,042.10
June 1995                    11,753.51           9,955.61
July 1995                    12,343.90          10,561.01
August 1995                  12,071.11          10,436.09
September 1995               12,424.79          10,512.97

   This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $10,513. By comparison, the same $10,000 investment would have grown to $12,425 based on the MSCI's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1995

                                1 Year            Since Inception 10-1-93
A Shares                         2.80%                     5.56%
A Shares with sales charge      -3.10%                     2.48%

                                1 Year            Since Inception 10-19-93
B Shares                         1.79%                     4.94%
B Shares with CDSC              -3.21%                     2.96%

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
EQUITY FUND -
ASSET ALLOCATION
SERIES

[MERIDIAN INVESTMENT MANAGEMENT LOGO, TEMPLETON LOGO, SBG LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY
RESEARCH PROVIDED BY MERIDIAN INVESTMENT
MANAGEMENT CORPORATION
AND TEMPLETON QUANTITATIVE ADVISORS, INC.

   Pursuing high total return through capital appreciation and current income, our unique new Asset Allocation Series became available to shareholders June 1, 1995. The Series employs an aggressive asset allocation strategy that attempts to identify undervalued sectors and countries with the potential to become future market leaders, both domestically and internationally. Unlike most asset allocation models that simply rotate between stocks and bonds, this Series may invest in seven different general asset classes: domestic stocks and bonds, international stocks and bonds, gold stocks, real estate (through exchange-traded real estate investment trusts or REITS) and cash.* In addition, the Fund attempts to identify undervalued opportunities by their respective sector groups, such as computers, chemicals or electrical equipment; or countries, such as Belgium, United Kingdom, Japan, etc.

   For the four-month period from inception through September 30, 1995, the Series returned 5.40%.** This compares favorably to the 5.60% return for the Morgan Stanley Capital International World Index and the 5.65% average return for Lipper Global Flexible Funds category, the Series' peer group. Contributing heavily to the Series' positive performance was its U.S. exposure, as both stock and bond markets enjoyed good runs. Specifically, the portfolio's top-performing U.S. sector was electronics. Other strong performers included real estate and international equities, as international markets were firm and Japan was up nicely up for much of the period.

   As of September 30, 1995, the Series' asset allocation was 40% in domestic stocks - with weightings in appliances, auto parts, building materials, basic chemicals, computers, electrical equipment, electronics, housing, machinery, and metals and mining (not including gold). Another 35% of assets were allocated to international investments including futures contracts on country-specific indices and individual stocks, with concentrations in Hong Kong, Germany, Japan, Belgium, and the United Kingdom. The Series also had approximately 15% allocated to domestic bonds and 10% allocated to REITS.

                            PORTFOLIO DISTRIBUTION***

                                                         % of
                                                      net assets
                                                      ----------
      International Stocks - Futures Contracts          35.6%
      Domestic Stocks                                   39.7%
      U.S. Government                                   14.6%
      Real Estate                                       10.0%
      Cash & equivalents                                 0.1%
      ***At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                From inception June 1, 1995 to September 30, 1995

      A Shares                             5.40%
      A Shares with sales charge          -0.66%
      B Shares                             5.00%
      B Shares with CDSC                   0.00%

      The percentage amounts are from inception and are not annualized.

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

   *Investment  in  foreign   securities   involves  risks,   such  as  currency
fluctuations and political instability, not associated with investment in U.S. securities.

   **This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

MANAGER'S COMMENTARY

NOVEMBER 15, 1995

SECURITY
ULTRA
FUND

   For the 12-month period ending September 30, 1995, the Ultra Fund returned 22.69%* to shareholders as compared to the Standard & Poor's 400 Mid Cap Growth Index's gain of 26.97%. Underexposure to technology stocks in the first half of 1995 was the main reason the Fund underperformed its benchmark index.

   We gradually increased our technology exposure to finish the 12-month period in line with our index at 27.6%. Focusing on stocks of companies in the range of $200 million to $2 billion in market capitalization, stocks we bought included small and mid-cap technology companies, such as PC manufacturers Dell Computer Corporation and Gateway 2000. The portfolio also included Autodesk, Inc. and Symantec Corporation, computer software manufacturers.

   The whole communications explosion includes growing demand for newer, faster, more powerful PCs on both the consumer and business side, as well as pagers, cellular phones and other electronic devices. All of this combined to fuel the technology sector's performance, up as a group nearly 100% by the end of the third quarter of the year.

   Semiconductor stocks were in great demand as were stocks of the companies that manufacture the equipment used to make the chips such as Kulicke & Soffa Industries, Inc., and Teradyne, Inc. Considering the supply/demand imbalance of semiconductors in addition to the demand for upgrades of computing equipment, companies like these offer great long-term potential.

   Although not a full correction, technology pulled back briefly in September. This pull back was prompted in part by the August 24th rollout of Microsoft's newest operating software, Windows 95. The occurrence was truly a case of the market buying on rumor and selling on news. Fueled by pent-up demand and great expectations, the market believed Windows 95 would trigger a huge rush to upgrade PCs. However, after the initial burst, Windows 95 sales slowed to more normal levels and the media declared consumer reception disappointing. In reality, Windows 95 sales actually exceeded Microsoft's internal third-quarter sales goals. Believing technology is in a multi-year cycle, we viewed the shortlived pull back as a buying opportunity and took advantage of temporarily lower prices.

   The portfolio weighting in healthcare stocks was in line with its index at September 30, 1995. HMOs are experiencing increased costs and shrinking profits due to an increase in healthcare utilization. For the portfolio's healthcare weighting, we concentrated on the device side of healthcare by owning companies such as St. Jude Medical, Inc., manufacturers of heart valves and catheters.

   Financial services companies also delivered strong, consistent performance for the 12-month period. The portfolio included interest-sensitive specialty financial service companies such as automobile financers Credit Acceptance Corporation, Mercury Finance Company and WFS Financial, Inc. We found these stocks' valuations to be more attractive and the growth rates higher than those of banks. We were also pleased with the performance of credit card issuers such as First USA, Inc.

   The current small capitalization cycle that actually began in 1990 is still intact. Because mid capitalization stocks typically benefit from increased buying during small cap cycles, we believe valuations remain attractive. Given the slowing economy, and the fact that small companies are more nimble than larger companies at cutting costs, we anticipate the earnings outlook will remain positive for small and mid-cap companies. Looking forward, we expect growth stocks to continue to outperform as investors focus on earnings stability. And because small and mid-cap stocks typically have limited foreign currency risk as they have little international exposure, we anticipate earnings to remain strong.

   *This performance figure is based on Class A share prices and does not reflect deduction of the sales charge.

[upper right hand corner, photo of Larry Valencia, Frank Whitsell, Cindy Shields, John Cleland]
THE SECURITY MANAGEMENT SMALL CAP TEAM
LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

NOVEMBER 15, 1995

SECURITY
ULTRA
FUND

PERFORMANCE

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SECURITY ULTRA FUND VS. S&P
                            MIDCAP AND RUSSELL 2000

                            S&P Midcap         Russell 2000         Ultra Fund
                            ----------         ------------         ----------

September 1985              $10,000.00          $10,000.00          $10,000.00
October 1985                 10,554.60           10,380.30            9,858.39
November 1985                11,210.57           11,127.16           10,215.84
December 1985                11,765.60           11,616.65           10,438.46
January 1986                 11,961.74           11,800.31           10,735.29
February 1986                12,843.44           12,647.57           11,192.91
March 1986                   13,462.49           13,261.35           11,798.93
April 1986                   13,563.19           13,456.56           11,761.83
May 1986                     14,096.76           13,921.49           12,083.38
June 1986                    14,472.73           13,904.08           12,293.64
July 1986                    13,757.48           12,603.50           11,502.10
August 1986                  14,509.33           13,004.03           11,662.88
September 1986               13,363.82           12,201.56           11,069.22
October 1986                 13,924.03           12,685.23           11,563.94
November 1986                13,918.60           12,641.84           11,344.93
December 1986                13,672.80           12,276.75           10,984.77
January 1987                 15,432.90           13,705.76           12,016.13
February 1987                16,151.91           14,860.74           12,916.52
March 1987                   16,532.78           15,261.83           13,014.74
April 1987                   15,984.71           14,824.43           12,900.15
May 1987                     15,821.35           14,775.81           12,736.44
June 1987                    16,392.66           15,153.77           13,014.74
July 1987                    16,853.29           15,625.51           13,407.65
August 1987                  17,464.39           16,084.74           13,947.88
September 1987               17,127.16           15,788.30           13,489.49
October 1987                 13,078.98           10,954.71            8,774.72
November 1987                12,433.40           10,366.88            8,021.67
December 1987                13,394.75           11,200.17            8,993.07
January 1988                 14,008.23           11,686.93            8,942.45
February 1988                14,897.34           12,738.52            9,937.93
March 1988                   15,139.42           13,336.34           10,207.89
April 1988                   15,215.87           13,638.54           10,241.63
May 1988                     14,898.01           13,268.39            9,954.81
June 1988                    15,971.56           14,215.36           11,152.75
July 1988                    15,542.41           14,079.17           10,781.56
August 1988                  15,181.67           13,718.89           10,258.51
September 1988               15,762.37           14,081.48           10,663.45
October 1988                 15,870.97           13,925.03           10,654.53
November 1988                15,561.80           13,461.19           10,485.15
December 1988                16,190.03           13,988.33           11,061.07
January 1989                 17,293.06           14,612.07           11,298.21
February 1989                17,349.95           14,719.61           11,196.58
March 1989                   17,735.30           15,065.97           11,484.53
April 1989                   18,694.95           15,722.84           11,857.19
May 1989                     19,597.36           16,399.08           12,433.11
June 1989                    19,510.15           16,025.18           11,958.82
July 1989                    20,669.05           16,648.72           12,754.95
August 1989                  21,403.22           17,053.29           13,313.93
September 1989               21,639.30           17,106.49           13,364.75
October 1989                 20,729.36           16,092.59           11,908.01
November 1989                21,187.28           16,195.26           12,331.48
December 1989                21,944.09           16,259.88           12,382.42
January 1990                 20,088.27           14,839.74           11,278.13
February 1990                20,809.84           15,300.22           11,947.95
March 1990                   21,259.75           15,900.30           12,328.11
April 1990                   20,434.45           15,380.67           12,074.67
May 1990                     22,429.26           16,470.09           13,866.86
June 1990                    22,521.45           16,513.57           13,722.03
July 1990                    22,006.61           15,789.61           12,491.03
August 1990                  19,725.40           13,677.59            9,775.58
September 1990               18,517.42           12,461.52            8,073.92
October 1990                 17,953.38           11,700.74            7,567.04
November 1990                19,678.88           12,593.39            8,327.36
December 1990                20,821.23           13,087.94            8,985.44
January 1991                 22,466.11           14,267.16           10,413.21
February 1991                24,483.34           15,867.22           11,079.50
March 1991                   25,600.27           16,979.99           12,278.83
April 1991                   25,593.87           16,936.18           12,145.57
May 1991                     26,773.50           17,742.85           12,754.75
June 1991                    25,412.33           16,716.78           11,688.69
July 1991                    26,941.65           17,301.70           12,088.46
August 1991                  27,922.59           17,939.79           12,564.39
September 1991               27,832.40           18,079.72           12,792.83
October 1991                 28,922.87           18,557.75           13,668.53
November 1991                27,948.17           17,698.90           13,344.90
December 1991                31,251.93           19,115.16           14,353.06
January 1992                 31,804.77           20,665.40           15,074.62
February 1992                32,310.79           21,268.62           15,562.16
March 1992                   31,093.96           20,548.89           14,489.57
April 1992                   30,722.70           19,827.42           13,377.99
May 1992                     31,013.65           20,091.13           13,612.02
June 1992                    30,126.65           19,147.04           12,461.42
July 1992                    31,622.44           19,812.60           12,812.45
August 1992                  30,866.03           19,252.30           12,539.43
September 1992               31,297.85           19,695.68           12,987.96
October 1992                 32,048.37           20,317.27           13,573.00
November 1992                33,839.24           21,873.17           14,918.60
December 1992                34,974.54           22,634.35           15,459.56
January 1993                 35,411.72           23,399.85           16,128.18
February 1993                34,915.96           22,860.25           15,317.72
March 1993                   36,120.56           23,601.83           15,581.13
April 1993                   35,175.29           22,953.02           14,953.03
May 1993                     36,779.28           23,968.23           15,520.35
June 1993                    36,963.17           24,117.07           15,520.35
July 1993                    36,892.94           24,450.13           15,338.00
August 1993                  38,416.62           25,505.89           15,824.27
September 1993               38,823.84           26,225.66           16,472.64
October 1993                 38,951.96           26,900.97           16,938.64
November 1993                38,091.12           26,024.54           16,553.69
December 1993                39,858.55           26,913.80           16,994.87
January 1994                 40,787.25           27,757.01           17,483.77
February 1994                40,208.07           27,656.25           17,227.67
March 1994                   38,346.44           26,199.60           16,063.64
April 1994                   38,631.74           26,354.96           15,667.87
May 1994                     38,265.89           26,058.47           15,365.23
June 1994                    36,949.55           25,179.25           14,620.25
July 1994                    38,201.40           25,593.20           15,062.58
August 1994                  40,202.01           27,018.74           15,830.84
September 1994               39,451.84           26,927.15           15,877.40
October 1994                 39,883.04           26,818.36           16,017.08
November 1994                38,084.32           25,734.63           15,411.79
December 1994                38,433.93           26,423.55           15,869.31
January 1995                 38,834.03           26,089.82           15,774.29
February 1995                40,869.71           27,175.94           16,225.65
March 1995                   41,578.80           27,641.73           16,415.70
April 1995                   42,413.70           28,255.93           16,391.95
May 1995                     43,437.14           28,741.65           16,368.20
June 1995                    45,205.47           30,232.77           17,508.50
July 1995                    47,563.84           31,974.18           18,720.08
August 1995                  48,443.30           32,635.72           18,957.65
September 1995               49,617.56           33,218.60           19,480.29

                             $10,000 OVER TEN YEARS

   This chart references a change in the Ultra Fund's benchmark index. The Fund's new benchmark index is the Standard & Poor's Midcap 400 - stock index. We believe the capitalization of the stocks in the S&P Midcap more closely reflect the securities the Ultra Fund purchases.

   This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1985, and reflects deduction of the 5.75% sales load. On September 30, 1995, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $19,480. In comparison, the same $10,000 investment would have grown to $33,219 based on the performance of the Russell 2000. Also in comparison, the same $10,000 investment would have grown to $49,618 based on the S&P's performance.

   The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**

                                                            % of
                                                          net assets
                                                          ----------
      Sunglass Hut International, Inc.                      2.30%
      Dell Computer Systems Corporation                     2.10%
      Research Industries Corporation                       2.10%
      DSC Communications Corporation                        2.10%
      Symantec Corporation                                  2.10%
      **At September 30, 1995

                             AVERAGE ANNUAL RETURNS
                             As of September 30,1995

                                     1 year  5 years  10 years
                                     ------  -------  --------

      A Shares                       22.69%   19.26%   7.53%
      A Shares with sales charge     15.57%   17.87%   6.90%
      B Shares                       21.53%    7.23%     N/A
                                                (10-19-93)
      B Shares with CDSC             16.53%    5.30%     N/A
                                                (10-19-93)

   The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY GROWTH AND INCOME FUND

Principal                                                            Market
 Amount       CORPORATE BONDS                                        Value
--------------------------------------------------------------------------------
              COMMUNICATIONS - 4.5%
$1,000,000    Century Communications,
                9.50% - 2005 ...................................   $1,003,750
 1,000,000    Continental Cablevision, Inc.,
                8.875% - 2005 ..................................    1,026,250
 1,000,000    Rogers Communications, Inc.,
                10.875% - 2004 .................................    1,042,500
                                                                   ----------
                                                                    3,072,500

              CONSUMER GOODS & SERVICES - 0.8%
 1,000,000    International Semi-Tech,
                0% - 2003(1) ...................................      518,750

              DIVERSIFIED - 1.3%
 1,000,000    Sequa Corporation,
                9.375% - 2003 ..................................      900,000

              FINANCE - 1.4%
   500,000    Home Holdings,
                7.75% - 1998 ...................................      453,750
   500,000    Keystone Group, Inc.,
                9.75% - 2003 ...................................      496,250
                                                                   ----------
                                                                      950,000

              FOOD & BEVERAGES - 0.7%
   500,000    Cott Corporation,
                9.375% - 2005 ..................................      510,000

              GROCERY STORES - 1.4%
 1,000,000    Penn Traffic Company,
                10.65% - 2004 ..................................      987,500

              HOTELS - 1.3%
   900,000    Harrahs Entertainment,
                8.75% - 2000 ...................................      904,500

              MEDICAL & HEALTH SERVICES - 1.5%
 1,000,000    Healthsouth Rehabilitation,
                Corporation, 9.50% - 2001 ......................    1,040,000

              PUBLISHING & PRINTING - 0.5%
   500,000    Marvel Holdings,
                0% - 1998 ......................................      362,500

              STEEL AND METAL PRODUCTS - 0.8%
   500,000    Weirton Steel Corporation,
                11.50% - 1998 ..................................      512,500
                                                                   ----------

              Total corporate bonds -
                (Cost $9,523,433) - 14.2% ......................    9,758,250

Number of                                                            Market
 Shares       PREFERRED STOCK                                        Value
--------------------------------------------------------------------------------
              BANKING & CREDIT - 1.6%
    10,000    First Nationwide Bank ............................   $1,110,000
                                                                   ----------

              Total preferred stock -
                (Cost $1,051,250) - 1.6% .......................    1,110,000

              COMMON STOCKS
              -------------
              ADVERTISING - 1.4%
    15,000    Omnicom Group, Inc. ..............................      978,750

              AEROSPACE & DEFENSE - 5.3%
    15,000    Allied Signal, Inc. ..............................      661,875
    15,000    Lockheed Martin Corporation ......................    1,006,875
    15,000    McDonnell Douglas
                Corporation ....................................    1,241,250
    15,000    Rockwell International
                Corporation ....................................      708,750
                                                                   ----------
                                                                    3,618,750

              AMUSEMENT & RECREATIONAL SERVICES - 2.7%
    40,000    Carnival Cruise Lines, Inc. ......................      960,000
    15,000    Disney (Walt) Company ............................      860,625
                                                                   ----------
                                                                    1,820,625

              BANKING - 1.3%
    15,000    Chemical Banking Corporation .....................      913,125

              BROADCASTING - 1.5%
    20,000    Viacom, Inc. (Cl.B)* .............................      995,000

              BUSINESS SERVICES - 1.8%
    10,000    ITT Corporation ..................................    1,240,000

              CASINOS - 1.0%
    20,000    Mirage Resorts, Inc.* ............................      657,500

              CHEMICALS - 5.8%
    15,000    Great Lakes Chemical Corporation .................    1,014,375
    20,000    Hercules, Inc. ...................................    1,160,000
    10,000    Monsanto Company .................................    1,007,500
    30,000    Praxair,Inc ......................................      802,500
                                                                   ----------
                                                                    3,984,375

              COMPUTER SERVICES - 2.9%
    30,000    Ceridian Corporation* ............................    1,331,250
    15,000    General Motors Corporation, (Cl.E) ...............      682,500
                                                                   ----------
                                                                    2,013,750

              COMPUTER SYSTEMS - 1.4%
    10,000    International Business
                Machines Corporation ...........................      943,750

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY GROWTH AND INCOME FUND
                                  (CONTINUED)

Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              CONSUMER GOODS & SERVICES - 2.0%
    20,000    Duracell International, Inc. .....................   $  897,500
    20,000    Newell Company ...................................      495,000
                                                                   ----------
                                                                    1,392,500

              ELECTRIC COMPANIES & SYSTEMS - 1.8%
    25,000    Phillips Electronics, N.V. .......................    1,218,750

              ELECTRICAL MACHINERY &
                ELECTRONIC COMPONENTS - 7.9%
    25,000    DSC Communications Corporation* ..................    1,481,250
    15,000    General Electric Company .........................      956,250
    20,000    Loral Corporation ................................    1,140,000
    10,000    Motorola, Inc. ...................................      763,750
    20,000    Varian Associates, Inc. ..........................    1,060,000
                                                                   ----------
                                                                    5,401,250

              ENVIRONMENTAL SERVICES - 1.1%
    25,000    Browning Ferris Industry, Inc. ...................      759,375

              FOOD & BEVERAGES - 5.5%
    15,000    CPC International, Inc. ..........................      990,000
    20,000    Heinz (H.J.) Company .............................      915,000
    25,000    PepsiCo, Inc. ....................................    1,275,000
    20,000    Sara Lee Corporation .............................      595,000
                                                                   ----------
                                                                    3,775,000

              HOUSEHOLD PRODUCTS - 1.1%
    10,000    Procter & Gamble Company .........................      770,000

              INSURANCE - 2.1%
    20,000    American General
                Corporation ....................................      747,500
    10,000    MBIA, Inc. .......................................      705,000
                                                                   ----------
                                                                    1,452,500

              MANUFACTURING - 1.0%
    30,000    Pall Corporation .................................      697,500

              MEDICAL & HEALTH CARE - 1.4%
    20,000    Columbia Healthcare
                Corporation ....................................      972,500

              MEDICAL INSTRUMENTS & SUPPLIES - 1.2%
    20,000    Baxter International, Inc. .......................      822,500

              PAPER PRODUCTS - 1.2%
    15,000    Champion International
                Corporation ....................................      808,125

              PERSONAL SERVICES - 1.1%
    30,000    Dial Corporation (The) ...........................      742,500

Principal
Amount or
Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              PETROLEUM REFINING - 2.6%
    20,000    Anadarko Petroleum Corporation ...................      947,500
    25,000    Coastal Corporation (The) ........................      840,625
                                                                   ----------
                                                                    1,788,125

              PHARMACEUTICALS - 5.4%
    10,000    American Home Products Corporation ...............      848,750
    10,000    Bristol-Meyers Squibb Company ....................      728,750
    20,000    Merck & Company, Inc. ............................    1,120,000
    20,000    Smithkline Beecham PLC ...........................    1,012,500
                                                                   ----------
                                                                    3,710,000

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.0%
     5,000    Xerox Corporation ................................      671,875

              PUBLISHING & PRINTING - 2.1%
    30,000    News Corporation Ltd.
                (The) ADR ......................................      660,000
    20,000    Time-Warner, Inc. ................................      795,000
                                                                   ----------
                                                                    1,455,000

              RESTAURANTS & FOOD SERVICE - 2.4%
    20,000    McDonald's Corporation ...........................      765,000
    40,000    Wendy's International, Inc. ......................      845,000
                                                                   ----------
                                                                    1,610,000

              RETAIL TRADE - 3.8%
    30,000    Federated Department Stores* .....................      851,250
    20,000    Home Depot, Inc. .................................      797,500
    40,000    Leggett & Platt, Inc. ............................      985,000
                                                                   ----------
                                                                    2,633,750

              TRANSPORTATION - 1.1%
    10,000    Burlington Northern, Inc. ........................      725,000

              UTILITIES - 1.9%
    50,000    Frontier Corporation .............................    1,331,250
                                                                   ----------

              Total common stocks -
                (Cost $40,547,682) - 72.8% .....................   49,903,125

              COMMERCIAL PAPER
              ----------------
              AIR TRANSPORTATION - 1.4%
$  935,000    Harper Group, Inc., (The)
                5.74%, 10-10-95 ................................      933,509

              ALCOHOLIC & MALT BEVERAGES - 0.7%
$  500,000    Anheuser-Busch Companies,Inc.,
                5.735%, 10-20-95 ...............................      498,407

              DISCOUNT STORES - 1.5%
$1,000,000    Wal-Mart Stores, Inc.,
                5.70%, 10-16-95 ................................      997,467

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY GROWTH AND INCOME FUND
                                  (CONTINUED)

Principal
Amount or
Number of                                                            Market
 Shares       COMMERCIAL PAPER (continued)                           Value
--------------------------------------------------------------------------------
              ELECTRIC COMPANIES & SYSTEMS - 0.6%
$  425,000    New England Power Company,
                5.77%, 10-06-95 ................................  $   424,591

              GAS COMPANIES & SYSTEMS - 2.9%
$2,000,000    Consolidated Natural Gas Company,
                5.70%, 10-03-95 ................................    1,999,050

              LEASING COMPANIES - 2.2%
$1,500,000    International Lease Finance Corporation,
                5.80%, 10-13-95 ................................    1,496,858

              TOY STORES - 1.0%
$  700,000    Toys "R" Us, Inc.,
                5.705%, 10-06-95 ...............................      699,335
                                                                 ------------

              Total commercial paper -
                (cost $7,049,217) - 10.3% ......................    7,049,217
                                                                 ------------
              Total investments -
                (cost $58,171,582) - 98.9% .....................   67,820,592

              Cash and other assets,
                less liabilities - 1.1% ........................      739,001
                                                                 ------------
              Total net assets - 100.0% ........................  $68,559,593
                                                                 ============

                      SECURITY EQUITY FUND - EQUITY SERIES

              COMMON STOCKS
              -------------
              ADVERTISING - 1.4%
   100,000    Omnicom Group, Inc. ..............................   $6,525,000

              AEROSPACE & DEFENSE - 9.1%
   160,000    Allied-Signal, Inc. ..............................    7,060,000
   100,000    Lockheed Martin Corporation ......................    6,712,500
   135,000    Loral Corporation ................................    7,695,000
    90,000    McDonnell Douglas Corporation ....................    7,447,500
    70,000    Raytheon Company .................................    5,950,000
   150,000    Rockwell International Corporation ...............    7,087,500
                                                                   ----------
                                                                   41,952,500

              AMUSEMENT & RECREATIONAL
                SERVICES - 2.3%
   240,000    Carnival Cruise Lines, Inc. ......................    5,760,000
    80,000    Disney (Walt) Company ............................    4,590,000
                                                                   ----------
                                                                   10,350,000

              BANKING - 1.6%
   120,000    Chemical Banking Corporation* ....................    7,305,000

              BROADCASTING - 1.3%
   125,000    Viacom, Inc. (Cl.B)* .............................    6,218,750

              BUSINESS SERVICES - 1.3%
    50,000    ITT Corporation ..................................   $6,200,000

              CASINOS - 1.1%
   150,000    Mirage Resorts, Inc.* ............................    4,931,250

              CHEMICALS - 7.2%
    79,000    Great Lakes Chemical Corporation .................    5,342,375
   140,000    Hercules, Inc. ...................................    8,120,000
    80,000    Monsanto Company .................................    8,060,000
   200,000    Praxair,Inc ......................................    5,350,000
   400,000    US Industries* ...................................    6,200,000
                                                                   ----------
                                                                   33,072,375

              COMPUTER SERVICES - 4.3%
   150,000    Ceridian Corporation* ............................    6,656,250
   100,000    Computer Sciences
                Corporation* ...................................    6,437,500
   150,000    General Motors Corporation,
                (Cl.E) .........................................    6,825,000
                                                                  -----------
                                                                   19,918,750

              COMPUTER SOFTWARE - 1.3%
    65,000    Microsoft Corporation* ...........................    5,882,500

              COMPUTER SYSTEMS - 1.4%
    70,000    International Business
                Machines Corporation ...........................    6,606,250

              CONSUMER GOODS & SERVICES - 1.7%
   100,000    Duracell International, Inc. .....................    4,487,500
   140,000    Newell Company ...................................    3,465,000
                                                                   ----------
                                                                    7,952,500

              ELECTRIC COMPANIES & SYSTEMS - 1.6%
   150,000    Phillips Electronics N.V. ........................    7,312,500

              ELECTRICAL MACHINERY &
                ELECTRONIC COMPONENTS - 5.9%
   100,000    DSC Communications Corporation* ..................    5,925,000
   120,000    General Electric Company .........................    7,650,000
    80,000    Motorola, Inc. ...................................    6,110,000
   140,000    Varian Associates, Inc. ..........................    7,420,000
                                                                   ----------
                                                                   27,105,000

              ENVIRONMENTAL SERVICES - 0.9%
   130,000    Browning-Ferris Industries, Inc. .................    3,948,750

              FERTILIZER - 0.8%
    59,000    Potash Corporation of
                Saskatchewan, Inc. .............................    3,672,750

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - EQUITY SERIES
                                   (CONTINUED)

Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              FINANCE - 1.1%
    50,000    Federal National Mortgage
                Association ....................................  $ 5,175,000

              FOOD & BEVERAGES - 5.0%
   100,000    CPC International, Inc. ..........................    6,600,000
    65,000    Heinz (H.J.) Company .............................    2,973,750
   150,000    PepsiCo, Inc. ....................................    7,650,000
   200,000    Sara Lee Corporation .............................    5,950,000
                                                                   ----------
                                                                   23,173,750

              HOUSEHOLD PRODUCTS - 1.3%
    75,000    Procter & Gamble Company .........................    5,775,000

              INSURANCE - 5.9%
   180,000    American General Corporation .....................    6,727,500
    90,000    American International Group, Inc. ...............    7,650,000
    85,000    Jefferson Pilot Corporation ......................    5,461,250
   100,000    MBIA, Inc. .......................................    7,050,000
                                                                  -----------
                                                                   26,888,750

              MANUFACTURING - 1.0%
   200,000    Pall Corporation .................................    4,650,000

              MEDICAL & HEALTH CARE - 1.3%
   125,000    Columbia Healthcare Corporation ..................    6,078,125

              MEDICAL INSTRUMENTS - 1.6%
   180,000    Baxter International, Inc. .......................    7,402,500

              PAINT & ALLIED PRODUCTS - 1.3%
   175,000    Sherwin-Williams Company .........................    6,125,000

              PAPER PRODUCTS - 1.1%
    90,000    Champion International Corporation ...............    4,848,750

              PERSONAL SERVICES - 0.7%
   130,000    Dial Corporation (The) ...........................    3,217,500

              PETROLEUM REFINING - 5.3%
   120,000    Anadarko Petroleum Corporation ...................    5,685,000
   170,000    Coastal Corporation (The) ........................    5,716,250
    70,000    Mobil Corporation ................................    6,973,750
    50,000    Royal Dutch Petroleum
                Company ADR ....................................    6,137,500
                                                                  -----------
                                                                   24,512,500

              PHARMACEUTICALS - 8.7%
    80,000    American Home Products
                Corporation ....................................  $ 6,790,000
   160,000    Amgen, Inc.* .....................................    7,980,000
   100,000    Bristol-Meyers Squibb Company ....................    7,287,500
   130,000    Merck & Company, Inc. ............................    7,280,000
   110,000    Schering Plough Corporation ......................    5,665,000
   100,000    Smithkline Beecham PLC ADR .......................    5,062,500
                                                                   ----------
                                                                   40,065,000

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.5%
    50,000    Xerox Corporation ................................    6,718,750

              PUBLISHING & PRINTING - 2.7%
   250,000    News Corporation, Ltd.
                (The) ADR ......................................    5,500,000
   170,000    Time-Warner, Inc. ................................    6,757,500
                                                                   ----------
                                                                   12,257,500

              RESTAURANTS & FOOD SERVICE - 3.1%
   200,000    McDonald's Corporation ...........................    7,650,000
   305,000    Wendy's International, Inc. ......................    6,443,125
                                                                  -----------
                                                                   14,093,125

              RETAIL TRADE - 5.0%
   250,000    Federated Department Stores, Inc.* ...............    7,093,750
   100,000    Home Depot, Inc. .................................    3,987,500
   135,000    Safeway, Inc.* ...................................    5,636,250
   220,000    Walgreen Company .................................    6,160,000
                                                                   ----------
                                                                   22,877,500

              TRANSPORTATION - 3.9%
    85,000    Burlington Northern, Inc. ........................    6,162,500
   135,000    Illinois Central Corporation .....................    5,281,875
   100,000    Union Pacific Corporation ........................    6,625,000
                                                                  -----------
                                                                   18,069,375

              UTILITIES - 1.9%
   320,000    Frontier Corporation .............................    8,520,000
                                                                   ----------

              Total common stocks -
                (Cost $325,734,845) - 95.6%                       439,402,000

              COMMERCIAL PAPER
              ----------------
              ALCOHOLIC & MALT BEVERAGES - 0.6%
$2,700,000    Anheuser Busch Companies, Inc.
                5.70%, 10-04-95 ................................    1,499,050
                5.70%, 10-05-95 ................................    1,199,050
                                                                   ----------
                                                                    2,698,100

              AUTOMOBILES - 0.4%
$2,000,000    Toyota Motor Credit Corporation,
                6.01%, 10-06-95 ................................    1,997,997

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - EQUITY SERIES
                                   (CONTINUED)

Principal
Amount or
Number of                                                            Market
 Shares       COMMERCIAL PAPER (continued)                           Value
--------------------------------------------------------------------------------
              GAS COMPANIES & SYSTEMS - 0.4%
$1,800,000    Consolidated Natural Gas Company,
                5.70%, 10-03-95 ................................  $ 1,799,145

              INSURANCE - 0.2%
$1,000,000    AIG Funding, Inc.,
                5.68%, 10-11-95 ................................      998,264

              LEASING COMPANIES - 1.3%
$5,900,000    International Lease Finance Corporation,
                5.80%, 10-13-95 ................................    3,492,669
                5.71%, 10-17-95 ................................    2,393,529
                                                                   ----------
                                                                    5,886,198

              TELEPHONE & TELEGRAPH - 0.6%
$3,000,000    GTE North, Inc.,
                5.73%, 10-12-95 ................................    2,994,270

              TOY STORES - 0.1%
$  300,000    Toys "R" Us,
                5.70%, 10-06-95 ................................      299,715
                                                                 ------------

              Total commercial paper -
                (cost $16,673,689) - 3.6% ......................   16,673,689
                                                                 ------------
              Total investments -
                (cost $342,408,534) - 99.2% ....................  456,075,689

              Cash and other assets,
                less liabilities - 0.8% ........................    3,550,808
                                                                 ------------

              Total net assets - 100.0% ........................ $459,626,497
                                                                 ============

                      SECURITY EQUITY FUND - GLOBAL SERIES

              COMMON STOCKS
              -------------
              AUSTRALIA - 2.2%
    38,900    QBE Insurance Group Ltd. .........................  $   165,569
    45,800    TABcorp Holdings, Ltd. ...........................      119,461
     7,300    TABcorp Holdings ADR .............................      187,975
                                                                  -----------
                                                                      473,005

              CANADA - 0.9%
     8,800    Canadian Pacific, Ltd. ...........................      140,989
    49,900    Markborough Properties Inc. ......................       64,332
                                                                  -----------
                                                                      205,321

              CHILE - 1.0%
    13,900    Banco Osorno y La Union ADR ......................      215,450

              DENMARK - 0.9%
     1,760    Novo-Nordisk A.S .................................      213,437

              FINLAND - 0.7%
     4,600    Huhtamaki Group "I" ..............................      158,425

              FRANCE - 6.9%
     3,420    Banque Nationale de Paris ........................      134,050
     1,631    Cetelem ..........................................      253,395
     1,080    Ecco S.A .........................................      187,750
        70    Grand Optical Photoservice .......................        6,976
     1,450    Havas ............................................      108,485
     2,900    Groupe SEB S.A ...................................      353,371
       360    Sidel S.A ........................................      114,936
     7,300    Valeo S.A ........................................      343,657
                                                                  -----------
                                                                    1,502,620

              GERMANY - 5.8%
       340    Ava Allgemeine Handelsgelesschaft
                der Verbraucher AG .............................      129,569
    18,800    Continental AG ...................................      266,432
     3,300    Deutsche Bank AG .................................      157,267
     1,650    G.M. Pfaff AG ....................................      165,294
       830    Siemens AG .......................................      419,395
       228    Sto AG ...........................................      122,984
                                                                  -----------
                                                                    1,260,941

              HONG KONG - 1.6%
    23,000    Johnson Electric Holdings Ltd. ...................       45,816
   103,600    Peregrine Investments Holdings Ltd. ..............      155,447
   100,000    Semi-Tech (Global) Ltd. ..........................      150,692
                                                                  -----------
                                                                      351,955

              INDONESIA - 0.8%
    86,500    PT Kawasan Industri Jababeka .....................      166,126

              IRELAND - 0.8%
    34,900    Allied Irish Banks Plc ...........................      173,707

              ISRAEL - 2.5%
       100    Africa-Israel Investments Ltd. ...................      142,030
    17,000    Clal Industries Ltd. .............................      101,300
     3,160    Koor Industries Ltd. .............................      292,692
                                                                  -----------
                                                                      536,022

              ITALY - 1.0%
    11,300    Alleanza Assicurazioni ...........................      102,843
     4,900    Assicurazioni Generali ...........................      113,457
                                                                  -----------
                                                                      216,300

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                   (CONTINUED)

Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              JAPAN - 22.8%
    23,000    Japan Vilene Company, Ltd. .......................  $   138,903
    17,000    Joshin Denki Company, Ltd. .......................      205,345
    75,000    Kawasaki Kisen Kaisha Ltd. .......................      226,472
   103,000    Kawasaki Steel ...................................      369,079
     7,000    Komatsu Fork Lift Company, Ltd. ..................       45,093
     9,000    Makino Milling Machine
                Company, Ltd. ..................................       69,753
    15,000    Matsushita Electric Industrial
                Company, Ltd. ..................................      229,492
    14,000    Matsushita Refrigeration
                Company, Ltd. ..................................       96,115
    29,000    Mitsubishi Estate Company, Ltd. ..................      324,006
    60,000    Mitsui Engineering and Shipbuild .................      143,734
     7,000    Mori Seiki Company, Ltd. .........................      138,802
    15,000    NGK Spark Plug ...................................      202,315
    25,000    Nippon Chemi-Con Corporation .....................      175,893
     8,000    Nippon Electric Glass Company, Ltd. ..............      151,384
    95,000    Nippon Steel Corporation .........................      330,851
     4,000    Nissen Company, Ltd. .............................      110,317
    19,000    NOK Corporation ..................................      132,531
    14,000    Nomura Securities Corporation ....................      273,377
    12,000    Okasan Securities Company, Ltd. ..................       53,387
     7,000    Royal Company, Ltd. ..............................      106,392
    25,000    Sansui Electric Company, Ltd. ....................       51,334
    20,000    Sanyo Denki ......................................      182,184
    10,000    Sharp ............................................      139,909
    33,000    Shinmaywa Industries Ltd. ........................      280,674
     8,000    Shinobu Foods Product
                Company, Ltd. ..................................       61,600
     3,100    Sony Corporation .................................      160,382
    32,000    Sumitomo Realty and Development ..................      223,855
     5,000    Tokyo Electron Ltd. ..............................      216,910
    12,000    Yamato Kogyo Company, Ltd. .......................       95,420
                                                                   ----------
                                                                    4,935,509

              MALAYSIA - 1.1%
    25,000    Commerce Asset Holdings Bhd ......................      131,239
    42,000    Land & General Holdings Bhd ......................      110,241
                                                                   ----------
                                                                      241,480

              MEXICO - 0.8%
    29,400    Tubos de Acero
                de Mexico S.A. ADR .............................      176,400

              NETHERLANDS - 1.2%
    20,600    Elsevier N.V. ....................................      263,958

              NEW ZEALAND - 2.2%
   183,200    Brierley Investments Ltd. ........................      139,769
    23,000    Ceramco Corporation Ltd. .........................       34,036
    60,900    Fisher & Paykel Industries Ltd. ..................      188,253
    36,300    Independent Newspapers Ltd. ......................      105,048
                                                                   ----------
                                                                      467,106

              NORWAY - 0.9%
    15,500    Saga Petroleum A.S. ..............................      200,099

              PHILIPPINES - 2.2%
   355,100    C & P Homes ......................................      221,597
   374,500    Filinvest Land Inc. ..............................      120,806
   286,800    Universal Robina Corporation .....................      137,674
                                                                  -----------
                                                                      480,077

              POLAND - 0.3%
     4,034    Debica S.A. ......................................       58,079

              PORTUGAL - 0.7%
     7,900    Portugal Telecom S.A. ............................      151,204

              SINGAPORE - 1.3%
   101,000    Comfort Group Ltd. ...............................       90,112
    22,000    United Overseas Bank Ltd. ........................      190,095
                                                                   ----------
                                                                      280,207

              SOUTH AFRICA - 0.5%
     4,500    Rustenburg Platinum
                Holdings, Ltd. ADR .............................       97,979

              SPAIN - 1.8%
     1,500    Corporacion Mapfre ...............................       77,545
     5,500    Repsol S.A. ......................................      173,128
    10,800    Telefonica de Espana .............................      148,760
                                                                   ----------
                                                                      399,433

              SWEDEN - 1.2%
    15,300    Atlas Copco AB ...................................      254,893

              SWITZERLAND - 2.5%
       150    Nestle S.A. ......................................      153,570
       215    Union Bank of Switzerland ........................      220,308
       270    Winterthur Schiveizerische
                Versicherungs-Gesellschaft .....................      176,183
                                                                   ----------
                                                                      550,061

              THAILAND - 0.3%
    12,100    Total Access Communication
                Public Company Ltd. ............................       75,625

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                      SECURITY EQUITY FUND - GLOBAL SERIES
                                   (CONTINUED)


Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              UNITED KINGDOM - 4.6%
   157,500    Aegis Group Plc ..................................  $    91,386
    14,000    Antofagasta Holdings Plc .........................       74,813
    20,100    BAT Industries Plc ...............................      168,106
    26,300    D.F.S. Furniture Company Plc .....................      133,473
    15,200    RTZ Corporation Plc ..............................      222,774
    32,100    Takare Plc .......................................      112,666
    50,600    Tomkins Plc ......................................      201,597
                                                                   ----------
                                                                    1,004,815

              UNITED STATES - 26.7%
     2,900    Air Products and Chemicals Inc. ..................      151,165
    12,800    Albemarle Corporation ............................      240,000
     3,000    Boatmen's Bancshares, Inc. .......................      111,375
     2,100    Boeing Company ...................................      143,325
    10,300    Borders Group, Inc. ..............................      176,388
     2,500    Burlington Northern, Inc. ........................      181,250
       800    CSX Corporation ..................................       67,300
     5,400    Capital One Financial
                Corporation ....................................      158,625
     4,100    Centex Corporation ...............................      118,900
     1,100    Colgate-Palmolive Company ........................       73,288
     2,100    Columbia/HCA Healthcare
                Corporation ....................................      102,113
     4,300    Compaq Computer Corporation ......................      208,013
     2,300    Deere & Company ..................................      187,163
     1,700    Du Pont (E.I.) de Nemours
                & Company ......................................      116,875
     4,600    Duracell International, Inc. .....................      206,435
     4,600    Firstar Corporation ..............................      170,775
     4,000    Fluor Corporation ................................      224,000
     2,400    General Electric Company .........................      153,000
     2,400    Halliburton Company ..............................      100,200
     2,800    Illinois Tool Works, Inc. ........................      164,850
     3,300    Ingersoll-Rand Company ...........................      123,750
     1,900    Integra Financial Corporation ....................      110,443
     7,200    Jetform Corporation ..............................       95,400
     8,000    Kaufman & Broad Home
                Corporation ....................................      101,000
     5,200    Limited, Inc. ....................................       98,800
     2,700    May Department Stores
                Company ........................................      118,125
     1,300    McGraw-Hill Companies, Inc. ......................      106,280
     9,200    Nabisco Holdings Corporation* ....................      272,550
     2,300    PepsiCo, Inc. ....................................      117,300
     2,400    Pioneer Hi-Bred International, Inc. ..............      110,700
     1,200    Procter & Gamble Company .........................       92,400
     4,900    Pulte Corporation ................................      139,038
     7,200    Ryland Group, Inc. ...............................      111,600
     3,300    Schlumberger, Ltd. ...............................      215,325
     4,600    Signet Banking Corporation .......................      120,750
     2,100    Texaco, Inc. .....................................      135,713
     5,100    Toys "R" Us, Inc. ................................      137,700
     4,400    Trinity Industries, Inc. .........................      136,400
     4,800    UJB Financial Corporation ........................      153,600
     4,200    Wal-Mart Stores, Inc. ............................      104,475
       800    Xerox Corporation ................................      107,500
                                                                 ------------
                                                                    5,763,889
                                                                 ------------

              Total investments -
                (cost $20,196,635) - 96.2% .....................   20,874,123

              Cash and other assets
                less liabilities - 3.8% ........................      820,253
                                                                 ------------
              Total net assets - 100.0% ........................  $21,694,376
                                                                 ============

INVESTMENT CONCENTRATION
------------------------

At September 30, 1995, Global Series' investment concentration, by industry, was as follows:

Banking ...............................................        9.4%
Capital Equipment .....................................       16.5%
Consumer Durables .....................................       10.8%
Consumer Nondurables ..................................        9.9%
Electrical and Electronics ............................        1.7%
Energy ................................................        1.1%
Energy Sources ........................................        3.0%
Financial Services ....................................        6.5%
Healthcare ............................................        1.5%
Materials .............................................        9.5%
Merchandising .........................................        4.4%
Multi-Industry ........................................        5.9%
Real Estate ...........................................        3.3%
Services ..............................................        9.9%
Telecommunications ....................................        1.7%
Transportation ........................................        1.1%
Cash and other assets, less liabilities ...............        3.8%
                                                         ----------
Total net assets ......................................      100.0%
                                                         ==========

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                              SECURITY EQUITY FUND
                           - ASSET ALLOCATION SERIES


Number of                                                            Market
 Shares       COMMON STOCKS                                          Value
--------------------------------------------------------------------------------
              APPLIANCES - 2.6%
       900    Black & Decker Corporation .......................  $    30,712
     1,700    Maytag Corporation ...............................       29,750
       900    Toro Company .....................................       28,350
                                                                  -----------
                                                                       88,812

              AUTO PARTS & SUPPLIES - 2.6%
       700    Dana Corporation .................................       20,212
       400    Eaton Corporation ................................       21,200
       600    Modine Manufacturing Company .....................       17,100
     1,500    Simpson Industries ...............................       14,813
       800    Walbro Corporation ...............................       16,000
                                                                  -----------
                                                                       89,325

              BUILDING MATERIALS - 3.6%
       400    Ameron, Inc. .....................................       14,550
     1,100    Apogee Enterprises, Inc. .........................       16,500
       300    Armstrong World Industries, Inc. .................       16,650
       750    Butler Manufacturing Company .....................       21,000
       400    Crane Company ....................................       13,800
       400    Owens-Corning Fiberglass
                Corporation* ...................................       17,850
     1,200    Ply Gem Industries ...............................       22,800
                                                                  -----------
                                                                      123,150

              CHEMICALS - 2.8%
       300    Arco Chemical Company ............................       14,625
       200    Dow Chemicals ....................................       14,900
       300    DuPont (EI)
                de Nemours & Company ...........................       20,625
       400    Lyondell Petrochemical Company ...................       10,350
       300    Olin Corporation .................................       20,625
       400    Union Carbide Corporation ........................       15,900
                                                                   ----------
                                                                       97,025

              COMPUTER SYSTEMS - 4.5%
       500    Apple Computer, Inc. .............................       18,625
       300    Compaq Computer Corporation* .....................       14,513
       200    Dell Computer Corporation* .......................       17,000
       200    Hewett-Packard Company ...........................       16,675
       200    International Business
                Machines Corporation ...........................       18,875
       500    Quantum Corporation* .............................       10,937
       500    SCI Systems, Inc.* ...............................       17,250
       600    Sequent Computer Systems, Inc.* ..................       11,925
       300    Sun Microsystems, Inc.* ..........................       18,900
       700    Tandem Computers, Inc.* ..........................        8,575
                                                                      -------
                                                                      153,275

              ELECTRICAL EQUIPMENT - 2.2%
       600    Baldor Electric Company ..........................       15,075
       189    Cooper Cameron Corporation* ......................        4,890
       416    Cooper Industries Inc. ...........................       14,664
       200    General Electric Company .........................       12,750
       200    Johnson Controls, Inc. ...........................       12,650
       500    Measurex Corporation .............................       17,125
                                                                       ------
                                                                       77,154

              ELECTRONICS - 3.9%
       300    Amp, Inc. ........................................       11,550
       200    Arrow Electronics, Inc.* .........................       10,875
       600    Augat, Inc. ......................................       11,325
       300    Avnet, Inc. ......................................       15,488
     1,000    Core Industries, Inc. ............................       11,750
       200    Fluke (John) Manufacturing
                Company ........................................        7,600
       400    Harris Corporation ...............................       21,950
       600    Pioneer Standard Electronics, Inc. ...............       10,500
       300    Varian Associates, Inc. ..........................       15,900
       400    Wyle Electronics .................................       17,950
                                                                      -------
                                                                      134,888

              HOUSING - HOME BUILDING - 2.6%
       600    Clayton Homes, Inc. ..............................       14,250
       700    Fleetwood Enterprises, Inc. ......................       13,912
     1,200    Hechinger Company ................................        5,400
       500    Hughes Supply, Inc. ..............................       12,000
       400    Lowes Companies, Inc. ............................       12,000
       400    Oakwood Homes Corporation ........................       14,100
       400    PPG Industries, Inc. .............................       18,600
                                                                       ------
                                                                       90,262

              MACHINERY - 3.9%
      1500    Baldwin Technology Company, Inc.* ................        9,562
       600    Bearings, Inc. ...................................       20,325
       300    Briggs & Stratton Corporation ....................       12,075
       700    Commercial Intertech Corporation .................       13,387
       400    Dover Corporation ................................       15,300
       300    GATX Corporation .................................       15,525
       400    Graco, Inc. ......................................       13,650
       400    Parker-Hannifin Corporation ......................       15,200
       600    Trinova Corporation ..............................       20,250
                                                                  -----------
                                                                      135,274

              MINING & METALS - 2.4%
       300    Alcan Aluminum, Ltd. .............................        9,716
       200    Aluminum Company America .........................       10,575
       300    Asarco, Inc. .....................................        9,450
       300    Ashland Coal, Inc. ...............................        9,037
       700    Magma Copper Company* ............................       13,125
       200    Phelps Dodge Corporation .........................       12,525
       300    Reynolds Metals Company ..........................       17,325
                                                                  -----------
                                                                       81,753

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                              SECURITY EQUITY FUND
                     - ASSET ALLOCATION SERIES (CONTINUED)

Principal
Amount or
Number of                                                            Market
 Shares       COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              RECREATION - 3.9%
     1,000    Brunswick Corporation ............................  $    20,250
     1,300    CPI Corporation ..................................       28,762
       400    Disney (Walt) Company ............................       22,950
       500    Harcourt General, Inc. ...........................       20,938
       800    Harley Davidson, Inc. ............................       19,500
       600    King World Productions, Inc.* ....................       21,975
                                                                  -----------
                                                                      134,375

              SHOES - 2.5%
     2,000    J Baker, Inc. ....................................       16,250
       500    Brown Group, Inc. ................................        9,188
       200    Nike, Inc. .......................................       22,225
       500    Reebok International, Ltd. .......................       17,187
       800    Wolverine Worldwide, Inc. ........................       21,900
                                                                  -----------
                                                                       86,750

              STEEL - 2.2%
       500    Birmingham Steel Corporation .....................        8,750
       400    Carpenter Technology .............................       15,650
       200    Cleveland Cliffs, Inc. ...........................        8,225
       400    Commercial Metals Company ........................       10,800
       300    Lukens Steel Company .............................        8,737
       400    Quanex Corporation ...............................        8,650
     1,000    Steel Technologies, Inc. .........................       10,000
                                                                   ----------
                                                                       70,812
                                                                   ----------
              Total common stocks -
                (cost $1,282,259) - 39.7% ......................    1,362,855

              U.S. GOVERNMENT & AGENCIES
              --------------------------
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 4.3%
  $100,000    FHLMC Series 1250 CL:H
                7.0%, 2020 .....................................      100,231
  $ 50,000    FHLMC 7.0%, 2021 .................................       48,878
                                                                 ------------
                                                                      149,109

              FICO - 0.8%
  $ 75,000      0%, 2010 .......................................       26,413
                                                                   ----------
                                                                       26,413

              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 9.5%
  $ 50,000     6.5%, 2018 ......................................       48,730
  $130,000     6.95%, 2020 .....................................      127,097
  $ 40,000     7.5%, 2020 ......................................       40,369
  $100,000     8.8%, 2025 ......................................      108,469
                                                                 ------------
                                                                      324,665

              U.S. TREASURY BILL - 28.8%
  $990,000    U.S. Treasury Bill,
                5.28% - 5.45%, 10-5-95(2) ......................  $   989,158
                                                                 ------------
                                                                      989,158
                                                                 ------------

              Total U.S. government & agencies
                (cost $1,479,608) - 43.4% ......................    1,489,345

              REAL ESTATE INVESTMENT TRUSTS
              -----------------------------
     1,000    BRE Properties, Inc. .............................       33,500
     3,400    Cambridge Shopping Centres, Ltd. .................       32,815
     1,300    Federal Realty Investment Trust ..................       30,387
     3,100    First Union Real Estate
                Investment Trust ...............................       22,863
     1,700    HRE Properties ...................................       23,800
     1,600    MGI Properties, Inc. .............................       24,800
     1,200    New Plan Realty Trust ............................       26,550
     1,100    Pennsylvania Real Estate
                Investment Trust ...............................       23,925
     2,000    Santa Anita Realty Enterprises, Inc. .............       27,000
     1,300    Security Capital Pacific Trust ...................       24,700
     1,700    United Realty Trust Dominion .....................       24,225
     1,600    Washington Real Estate
                Investment Trust ...............................       24,400
       700    Weingarten Realty Investors ......................       24,763
                                                                  -----------

              Total real estate investment trusts -
                (cost $337,461) - 10.0% ........................      343,728

              FOREIGN STOCKS
              --------------
              BELGIUM - 6.7%
       100    Cementbedrijven Cimenteries ......................       40,541
       500    Delhaize - Le Lion ...............................       21,245
       100    Electrabel .......................................       21,998
       200    Fortis AG ........................................       21,245
       250    Gevaert Photo Productions ........................       14,198
       100    Petrofina SA .....................................       31,132
       150    Royale Belgium ...................................       26,223
       100    Solvay ...........................................       53,455
                                                                  -----------

              Total foreign stocks -
                (cost $236,619) - 6.7% .........................      230,037

              TEMPORARY CASH INVESTMENTS
              --------------------------
     4,000    Chase Master Note Program ........................        4,000
                                                                 ------------

              Total temporary cash investments -
                (cost $4,000) - 0.1% ...........................        4,000
                                                                 ------------
              Total investments -
                (cost $3,339,947) - 99.9% ......................    3,429,965
              Cash and other assets, less
                liabilities - 0.1% .............................        4,927
                                                                 ------------
              Total net assets - 100.0% ........................   $3,434,892
                                                                 ============

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                              SECURITY ULTRA FUND

Number of                                                            Market
 Shares       COMMON STOCKS                                          Value
--------------------------------------------------------------------------------
              BROADCASTING - 0.1%
     2,750    TCA Cable TV .....................................  $    79,063

              BUSINESS SERVICES - 3.9%
    41,100    Alternative Resources Corporation* ...............    1,315,200
    31,500    Paychex, Inc. ....................................    1,456,875
                                                                  -----------
                                                                    2,772,075

              CHEMICALS - 2.7%
    36,500    Praxair, Inc. ....................................      976,375
    20,000    Sigma Aldrich Corporation ........................      970,000
                                                                  -----------
                                                                    1,946,375

              COMMUNICATIONS - 1.0%
    24,000    Commnet Cellular* ................................      696,000

              COMMUNICATION EQUIPMENT - 6.6%
    42,500    Aspect Telecommunications* .......................    1,147,500
    28,000    Cidco, Inc.* .....................................      987,000
    16,000    Cisco Systems, Inc.* .............................    1,104,000
    25,000    DSC Communications Corporation* ..................    1,481,250
                                                                    ---------
                                                                    4,719,750

              COMPUTER NETWORKING - 2.0%
    32,000    3Com Corporation* ................................    1,456,000

              COMPUTER SOFTWARE - 9.5%
    23,500    Autodesk, Inc. ...................................    1,028,125
    36,400    Bisys Group, Inc.* ...............................      928,200
    12,000    First Financial Management
                Corporation ....................................    1,171,500
    18,500    HBO & Company ....................................    1,156,250
    30,500    SCI Systems, Inc.* ...............................    1,052,250
    49,000    Symantec Corporation* ............................    1,470,000
                                                                  -----------
                                                                    6,806,325

              COMPUTER SYSTEMS - 3.8%
    18,000    Dell Computer Corporation* .........................  1,530,000
    40,000    Gateway 2000* ......................................  1,225,000
                                                                  -----------
                                                                    2,755,000

              CONSUMER PRODUCTS - 1.5%
    30,000    CUC International* ...............................    1,046,250

              ELECTRICAL MACHINERY &
              ELECTRONIC COMPONENTS - 7.5%
    38,000    Atmel Corporation* ...............................    1,282,500
    20,500    Gasonics International
                Corporation* ...................................      763,625
    13,300    Kulicke & Soffa Industries, Inc.* ................      485,450
    24,000    Teradyne, Inc.* ..................................      864,000
    18,000    Ultratech Stepper, Inc.* .........................      760,500
    28,764    Vishay Intertechnology, Inc.* ....................    1,208,088
                                                                  -----------
                                                                    5,364,163

              FERTILIZER - 3.2%
    20,000    IMC Global, Inc. .................................    1,267,500
    24,500    Vigoro Corporation (The) .........................    1,035,125
                                                                  -----------
                                                                    2,302,625

              FINANCIAL SERVICES - 8.2%
    44,500    Credit Acceptance Corporation* ...................    1,201,500
    26,500    Finova Group .....................................    1,179,250
    21,500    First USA, Inc. ..................................    1,166,375
    54,000    Mercury Finance Company ..........................    1,316,250
    45,000    WFS Financial, Inc.* .............................    1,023,750
                                                                  -----------
                                                                    5,887,125

              FOOD & BEVERAGES - 1.8%
    23,500    I.B.P., Inc. .....................................    1,254,313

              HEALTH CARE - HMO'S - 1.6%
    15,500    Oxford Health Plans* .............................    1,127,625

              HOSPITAL MANAGEMENT - 1.6%
    27,500    Community Health Systems* ........................    1,110,313

              HOTEL MANAGEMENT - 1.4%
    35,500    LaQuinta Inns ....................................      994,000

              INSURANCE - 2.6%
    14,500    Jefferson-Pilot Corporation ......................      931,625
    13,500    MBIA, Inc. .......................................      951,750
                                                                  -----------
                                                                    1,883,375

              MANUFACTURING - 3.1%
    18,000    Illinois Tool Works, Inc. ........................    1,059,750
    31,500    Millipore ........................................    1,181,250
                                                                  -----------
                                                                    2,241,000

              MEDICAL INSTRUMENTS & SUPPLIES - 6.9%
    20,500    Cardinal Health, Inc. ............................    1,135,188
    51,000    Research Industries Corporation* .................    1,485,375
    20,500    St. Jude Medical, Inc.* ..........................    1,296,625
    22,000    Summit Technology, Inc.* .........................    1,006,500
                                                                  -----------
                                                                    4,923,688

              NATURAL GAS PIPELINES - 1.4%
    30,500    Sonat, Inc. ......................................      976,000

              PAPER PRODUCTS - 1.5%
    23,500    Bowater ..........................................    1,095,688

See accompanying notes.

STATEMENTS OF NET ASSETS

SEPTEMBER 30, 1995

                        SECURITY ULTRA FUND (CONTINUED)

Principal
Amount or
 Number                                                              Market
of Shares     COMMON STOCKS (continued)                              Value
--------------------------------------------------------------------------------
              PHARMACEUTICALS - 3.4%
    26,000    Amgen, Inc.* .....................................  $ 1,296,750
    37,500    Dura Pharmaceuticals, Inc.* ......................    1,115,625
                                                                  -----------
                                                                    2,412,375

              PUBLISHING & PRINTING - 1.2%
    18,000    Houghton Mifflin Company .........................      837,000

              RESTAURANTS - 2.9%
    35,000    Applebees International ..........................      953,750
    43,000    Boston Chicken* ..................................    1,123,375
                                                                  -----------
                                                                    2,077,125

              RETAIL TRADE - 10.5%
    60,000    Casey's General Stores, Inc. .....................    1,357,500
    23,000    Department 56* ...................................    1,075,250
    38,500    Hollywood Entertainment* .........................      825,344
    51,400    Leggett & Platt, Inc. ............................    1,265,725
    47,250    Staples, Inc.* ...................................    1,334,813
    33,000    Sunglass Hut International, Inc.* ................    1,650,000
                                                                  -----------
                                                                    7,508,632

              TEXTILES - 1.2%
    16,500    VF Corporation ...................................      841,500

              TRANSPORTATION - 2.9%
    26,000    Illinois Central Corporation .....................    1,017,250
    41,000    Southwest Airlines Company .......................    1,035,250
                                                                  -----------
                                                                    2,052,500
                                                                  -----------
              Total common stock -
                (Cost $52,339,243) - 94.0% .....................   67,165,885

              COMMERCIAL PAPER
              ----------------
              ALCOHOLIC & MALT BEVERAGES - 1.4%
$1,000,000    Anheuser Busch Companies, Inc.,
                5.76%, 10-05-95 ................................      999,200

              BEVERAGES - 2.8%
$2,000,000    PepsiCo, Inc.,
                6.01%, 10-05-95 ................................    1,998,331

              GAS COMPANIES & SYSTEMS - 2.8%
$2,000,000    Consolidated Natural Gas Company,
                6.01%, 10-03-95 ................................    1,998,998

              LEASING COMPANIES - 2.8%
$2,000,000    International Lease Finance Corporation,
                5.80%, 10-13-95 ................................    1,995,811
                                                                   ----------
              Total commercial paper -
                (cost $6,992,340) - 9.8% .......................  $ 6,992,340
                                                                   ----------
              Total investments -
                (cost $59,331,583) - 103.8% ....................   74,158,225
              Cash and other assets,
                less liabilities - (3.8%) ......................  (2,677,869)
                                                                  -----------
              Total net assets - 100.0% ........................  $71,480,356
                                                                  ===========

The identified cost of investments owned at September 30, 1995, was the same for federal income tax and financial statement purposes, except for Security Global Series for which the identified cost of investments for federal income tax purposes was $20,207,995.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1)Deferred interest obligation; currently zero coupon under terms of initial offering.

(2)This security has been segregated with the custodian to cover margin requirements for the following open long financial futures contracts traded on foreign exchanges as indicated below:

                                                           Unrealized
Type                                    Contracts          Gain (Loss)
----                                    ---------          ----------
Financial Index - DAX (12/95)               2              $(14,758)
Financial Index - TOPIX (12/95)             2                 3,649
Financial Index - HangSeng (10/95)          4                   155
Financial Index - FTSE (12/95)              1                (2,591)
                                                           ---------
                                                           $(13,545)
                                                           =========

See accompanying notes.

BALANCE SHEETS

SEPTEMBER 30, 1995

                                                                                   SECURITY EQUITY FUND
                                                                                   --------------------
                                                          SECURITY                                       ASSET           SECURITY
                                                         GROWTH AND       EQUITY         GLOBAL        ALLOCATION          ULTRA
                                                         INCOME FUND      SERIES         SERIES          SERIES            FUND
                                                         -------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $51,122,365,
    $325,734,845, $20,196,635, $3,339,947 and
    $52,339,243, respectively).....................      $60,771,375   $439,402,000    $20,874,123     $3,429,965      $67,165,885
Commercial paper, at amortized cost which
    approximates market value .....................        7,049,217     16,673,689             --             --        6,992,340
Cash ..............................................          371,653      1,496,327        677,456            841          690,973
Receivables:
  Fund shares sold ................................           10,012         97,970         14,718             --          108,987
  Securities sold .................................          135,950      1,891,114        501,681             --        2,580,646
  Foreign forward exchange contracts ..............               --             --        253,580             --               --
  Dividends .......................................           78,248        731,887         53,202          3,272           35,248
  Prepaid expenses ................................               --          2,472             --         15,021               --
  Interest ........................................          218,768            914             --          3,330            1,004
  Foreign taxes recoverable .......................               --             --         32,939             --               --
  Miscellaneous receivables .......................               --             --         10,003             --               --
  Security Management Company .....................            2,776          5,021             --             --            4,558
  Variation Margin ................................               --             --             --          4,163               --
                                                         -----------   ------------    -----------     ----------      -----------
         Total assets .............................      $68,637,999   $460,301,394    $22,417,702     $3,456,592      $77,579,641
                                                         ===========   ============    ===========     ==========      ===========
LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
    Fund shares redeemed ..........................      $     6,761   $    278,615    $    15,109     $       --      $     7,923
    Securities purchased ..........................               --             --        669,434             --        6,014,939
  Other Liabilities:
    Management fees ...............................           70,181        378,265         34,493          2,738           71,979
    Custodian fees ................................               --             --             --          5,456               --
    Transfer and administration fees ..............               --             --             --          2,890               --
    12b-1 distribution plan fees ..................              885         15,553          4,290          1,209            3,554
    Miscellaneous fees ............................              579          2,464             --          9,407              890
                                                         -----------   ------------    -----------     ----------      -----------
         Total liabilities ........................           78,406        674,897        723,326         21,700        6,099,285
Net Assets:
  Paid in capital .................................       56,924,690    316,087,985     20,425,440      3,282,863       51,734,371
  Undistributed net investment income (loss) ......           17,267      3,304,987        135,605         13,792               --
  Accumulated undistributed net realized gain on sale
    of investments, futures and foreign
    currency transactions .........................        1,968,626     26,566,370        202,161         61,764        4,919,343
  Net unrealized appreciation in value of
    investments, futures and translation of assets
    and liabilities in foreign currencies .........        9,649,010    113,667,155        931,170         76,473       14,826,642
                                                         -----------   ------------    -----------     ----------      -----------
         Net assets ...............................       68,559,593    459,626,497     21,694,376      3,434,892       71,480,356
                                                         -----------   ------------    -----------     ----------      -----------
             Total liabilities and net assets .....      $68,637,999   $460,301,394    $22,417,702     $3,456,592      $77,579,641
                                                         ===========   ============    ===========     ==========      ===========
CLASS "A" SHARES
  Capital shares outstanding ......................        8,501,968     67,234,950      1,486,010        180,841        8,053,762
  Net assets ......................................      $67,429,969   $440,338,877    $16,261,115     $1,905,502      $66,052,333
  Net assets value per share (net assets divided by
     shares outstanding) ..........................            $7.93          $6.55         $10.94         $10.54            $8.20
  Add: Selling commission (5.75% of the
     offering price) ..............................             0.48           0.40           0.67           0.64             0.50
                                                         -----------   ------------    -----------     ----------      -----------
Offering price per share (net asset value
     divided by 94.25%) ...........................            $8.41          $6.95         $11.61         $11.18            $8.70
                                                         ===========   ============    ===========     ==========      ===========
CLASS "B" SHARES
  Capital shares outstanding ......................          143,980      3,000,473        505,707        145,615          669,345
  Net assets ......................................       $1,129,624    $19,287,620     $5,433,261     $1,529,390       $5,428,023
  Net asset value per share
     (net assets divided by shares outstanding) ...            $7.85          $6.43         $10.74         $10.50            $8.11
                                                         ===========   ============    ===========     ==========      ===========

                                                       See accompanying notes.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                                   SECURITY EQUITY FUND
                                                                                   --------------------
                                                          SECURITY                                       ASSET           SECURITY
                                                         GROWTH AND       EQUITY         GLOBAL        ALLOCATION          ULTRA
                                                         INCOME FUND      SERIES         SERIES          SERIES            FUND
                                                         -------------------------------------------------------------------------
INVESTMENT INCOME:

  Interest  .......................................      $ 1,307,131   $  1,404,690       $ 10,916       $ 31,915      $   299,604
  Dividends .......................................          948,094      6,221,156        445,444          6,632          322,235
                                                         -----------   ------------    -----------     ----------      -----------
                                                           2,255,225      7,625,846        456,360         38,547          621,839
     Less foreign tax expense .....................               --             --       (38,840)             --               --
                                                         -----------   ------------    -----------     ----------      -----------
       Total investment income ....................        2,255,225      7,625,846        417,520         38,547          621,839

EXPENSES:
  Management fees .................................          839,358      4,185,144        457,489         10,134          816,039
  Custodian fees ..................................               --             --             --          5,456               --
  Transfer/maintenance fees .......................               --             --             --            790               --
  Administration fees .............................               --             --             --         10,456               --
  Directors' fees .................................               --             --             --             17               --
  Professional fees ...............................               --             --             --          1,500               --
  Reports to shareholders .........................               --             --             --             69               --
  Registration fees ...............................               --             --             --          7,044               --
  Other expenses ..................................               --             --             --          1,405               --
  12b-1 distribution plan fees (Class B) ..........            8,580        134,026         51,089          4,499           28,752
  Interest ........................................               --          1,689             --             --               63
  Reimbursement of expenses .......................               --             --             --       (16,615)               --
                                                         -----------   ------------    -----------     ----------      -----------
       Total expenses .............................          847,938      4,320,859        508,578         24,755          844,854
                                                         -----------   ------------    -----------     ----------      -----------
         Net investment income (loss) .............        1,407,287      3,304,987       (91,058)         13,792        (223,015)

NET REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) during the period on:
    Investments ...................................        1,984,078     27,972,416        222,579        (9,371)        4,989,643
    Foreign currency transactions .................               --             --        196,681        (4,800)               --
    Futures contracts .............................               --             --             --         75,935               --
                                                         -----------   ------------    -----------     ----------      -----------
         Net realized gains .......................        1,984,078     27,972,416        419,260         61,764        4,989,643

  Net change in unrealized appreciation
  (depreciation) during the period on:
    Investments ...................................        8,482,309     69,736,879      (198,611)         90,018        8,466,565
    Translation of assets and liabilities in
    foreign currencies ............................               --             --        294,606             --               --
    Futures contracts .............................               --             --             --       (13,545)               --
                                                         -----------   ------------    -----------     ----------      -----------
         Net unrealized appreciation ..............        8,482,309     69,736,879         95,995         76,473        8,466,565
                                                         -----------   ------------    -----------     ----------      -----------

            Net gain ..............................       10,466,387     97,709,295        515,255        138,237       13,456,208
                                                         -----------   ------------    -----------     ----------      -----------

                 Net increase in net assets
                    resulting from operations .....      $11,873,674   $101,014,282       $424,197       $152,029      $13,233,193
                                                         ===========   ============    ===========     ==========      ===========

*Period June 1, 1995 (inception) through September 30 ,1995.

                                                       See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                                   SECURITY EQUITY FUND
                                                                                   --------------------
                                                          SECURITY                                       ASSET           SECURITY
                                                         GROWTH AND       EQUITY         GLOBAL        ALLOCATION          ULTRA
                                                         INCOME FUND      SERIES         SERIES          SERIES            FUND
                                                         -------------------------------------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:

  Net investment income (loss) ....................      $ 1,407,287   $  3,304,987    $   (91,058)    $   13,792      $  (223,015)
  Net realized gain ...............................        1,984,078     27,972,416        419,260         61,764        4,989,643
  Unrealized appreciation
     during the period ............................        8,482,309     69,736,879         95,995         76,473        8,466,565
                                                        ------------   ------------   ------------    -----------     ------------
      Net increase in net assets resulting
        from operations ...........................       11,873,674    101,014,282        424,197        152,029       13,233,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
         Class A ..................................      (1,378,072)             --             --             --               --
         Class B ..................................         (11,951)             --             --             --               --
  Net realized gain
         Class A ..................................      (1,912,997)   (26,300,092)      (347,497)             --      (1,149,264)
         Class B ..................................         (23,632)      (690,558)       (84,333)             --         (28,504)
                                                        ------------   ------------   ------------    -----------     ------------
         Total distributions to shareholders ......      (3,326,652)   (26,990,650)      (431,830)             --      (1,177,768)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
         Class A ..................................        2,681,709    159,433,767      4,130,645      1,846,588       97,988,749
         Class B ..................................          635,799     36,310,779      3,765,671      1,469,193       10,247,969
  Dividends reinvested
         Class A ..................................        2,965,256     24,498,993        340,567             --        1,088,376
         Class B ..................................           34,468        690,184         84,001             --           28,502
  Shares redeemed
         Class A ..................................     (11,959,939)  (172,929,497)    (8,249,891)       (28,739)    (105,077,941)
         Class B ..................................        (340,406)   (28,090,274)    (2,457,097)        (4,179)      (6,799,714)
                                                        ------------   ------------   ------------    -----------     ------------
         Net increase (decrease) from capital share
           transactions ...........................      (5,983,113)     19,913,952    (2,386,104)      3,282,863      (2,524,059)
                                                        ------------   ------------   ------------    -----------     ------------

            Total increase (decrease) in net assets        2,563,909     93,937,584    (2,393,737)      3,434,892        9,531,366

NET ASSETS:

  Beginning of period .............................       65,995,684    365,688,913     24,088,113             --       61,948,990
                                                        ------------   ------------   ------------    -----------     ------------
  End of period ...................................      $68,559,593   $459,626,497    $21,694,376     $3,434,892      $71,480,356
                                                        ============   ============   ============    ===========     ============
Undistributed net investment income (loss)
  at end of period ................................          $17,267     $3,304,987       $135,605        $13,792             $ --
                                                        ============   ============    ===========    ===========     ============
  (a) Shares issued and redeemed
     Shares sold
         Class A ..................................          380,257     27,957,351        395,288        183,574       13,881,834
         Class B ..................................           91,007      6,432,534        366,335        146,016        1,427,321
     Dividends reinvested
         Class A ..................................          434,705      4,858,020         33,389             --          164,781
         Class B ..................................            5,126        138,507          8,325             --            4,328
     Shares redeemed
         Class A ..................................      (1,697,766)   (30,292,120)      (799,467)        (2,733)     (14,892,245)
         Class B ..................................         (48,979)    (4,927,928)      (237,369)          (401)        (946,401)
                                                        ------------   ------------   ------------    -----------     ------------
            Net increase (decrease) ...............        (835,650)      4,166,364      (233,499)        326,456        (360,382)
                                                        ============   ============   ============    ===========     ============

*Period June 1, 1995 (inception) through September 30, 1995.

                                                       See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30, 1994

                                                                                        SECURITY EQUITY FUND
                                                                                        --------------------
                                                                  SECURITY                                              SECURITY
                                                                 GROWTH AND            EQUITY          GLOBAL            ULTRA
                                                                 INCOME FUND           SERIES          SERIES            FUND
                                                                 -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

  Net investment income (loss) .....................             $  1,261,142       $  3,165,837     $   (63,054)     $  (492,428)
  Net realized gain on sale of investments .........                2,952,894         28,999,838          502,173        2,698,928
  Unrealized appreciation (depreciation)
    during the year ................................             (10,068,384)       (25,585,163)          835,690      (4,046,772)
                                                                 ------------       ------------     ------------     ------------
    Net increase (decrease) in net assets resulting
      from operations ..............................              (5,854,348)          6,580,512        1,274,809      (1,840,272)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
      Class A ......................................              (1,282,878)        (6,495,995)               --               --
      Class B ......................................                  (4,016)            (3,001)               --               --
  Net realized gain
      Class A ......................................              (1,709,797)       (65,230,492)               --      (8,147,095)
      Class B ......................................                  (1,855)           (30,137)               --          (4,565)
                                                                 ------------       ------------     ------------     ------------
      Total distributions to shareholders ..........              (2,998,546)       (71,759,625)               --      (8,151,660)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
      Class A ......................................                7,680,929        173,504,752       24,256,624       59,208,377
      Class B ......................................                1,401,417         13,572,886        4,059,395        2,182,716
  Dividends reinvested
      Class A ......................................                2,687,871         66,562,965               --        7,719,477
      Class B ......................................                    5,609             32,937               --            3,114
  Shares redeemed
      Class A ......................................             (18,206,699)      (192,197,708)      (5,344,170)     (67,279,953)
      Class B ......................................                (702,391)        (6,172,823)        (158,545)        (949,360)
                                                                 ------------       ------------     ------------     ------------
      Net increase (decrease) from capital share
         transactions ..............................              (7,133,264)         55,303,009       22,813,304          884,371
                                                                 ------------       ------------     ------------     ------------

          Total increase (decrease) in net assets ..             (15,986,158)        (9,876,104)       24,088,113      (9,107,561)

NET ASSETS:

  Beginning of year.................................               81,981,842        375,565,017               --       71,056,551
                                                                 ------------       ------------     ------------     ------------
  End of year.......................................              $65,995,684       $365,688,913     $ 24,088,113      $61,948,990
                                                                 ============       ============     ============     ============
Undistributed net investment income at end of year..                  $87,422         $3,852,320             $ --             $ --
                                                                 ============       ============     ============     ============
  (a) Shares issued and redeemed
    Shares sold
       Class A......................................                1,028,902         30,498,096        2,354,656        8,545,741
       Class B......................................                  196,294          2,488,139          383,242          326,136
    Dividends reinvested
       Class A......................................                  363,018         11,982,532               --        1,079,043
       Class B......................................                      789              5,929               --              436
    Shares redeemed
       Class A......................................              (2,465,336)       (33,603,067)        (497,856)      (9,467,423)
       Class B......................................                (100,257)        (1,136,708)         (14,826)        (142,475)
                                                                 ------------       ------------     ------------     ------------
       Net increase (decrease)......................                (976,590)       (10,234,921)        2,225,216          341,458
                                                                 ============       ============     ============     ============

                                                       See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                       Total                                                                        Ratio of
Fiscal    asset    Net   Net gains    from  Dividends Distribu-                                                     net
 year     value  invest-or losses on invest-(from net   tions          Net asset          Net assets   Ratio of    income
ended    begin-   ment   securities   ment   invest-    (from   Total   value               end of     expenses  (loss) to Portfolio
Septem   ning of income (realized &  opera- ment in-  realized distri-  end of    Total     period    to average  average  turnover
-ber 30  period  (loss) (unrealized)  tions   come)    gains)  butions  period  return(a) (thousands) net assets net assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                    SECURITY GROWTH AND INCOME FUND (CLASS A)(b)
1991      $7.43  $0.45    $0.992     $1.442 $(0.474)  $(1.088) $(1.562)  $7.31   22.30%     $77,418     1.28%      6.14%     103%
1992       7.31   0.35    (0.016)     0.334  (0.343)   (0.171)  (0.514)   7.13    4.70%      75,436     1.27%      4.79%      74%
1993       7.13   0.21     0.876      1.086  (0.218)   (0.158)  (0.376)   7.84   15.60%      81,982     1.26%      2.80%     135%
1994
(e)        7.84   0.13    (0.713)    (0.583) (0.128)   (0.169)  (0.297)   6.96   (7.60)%     65,328     1.28%      1.70%     163%
1995
(i)        6.96   0.16     1.183      1.343  (0.158)   (0.215)  (0.373)   7.93   20.25%      67,430     1.31%      2.21%     130%

                                              SECURITY GROWTH AND INCOME FUND (CLASS B)
1994
(e)       $7.83  $0.05   $(0.694)   $(0.644)$(0.117)  $(0.169) $(0.286)  $6.90   (8.00%)      $ 668     2.27%      1.03%     178%
1995
(i)        6.90   0.08     1.179      1.259  (0.094)   (0.215)  (0.309)   7.85   19.07%       1,130     2.31%      1.21%     130%

                                                  SECURITY EQUITY SERIES (CLASS A)
1991      $4.82  $0.12    $1.403     $1.523 $(0.148)  $(0.375) $(0.523)  $5.82   34.20%    $295,030     1.08%      2.34%      61%
1992       5.82   0.09      .475      0.565  (0.132)   (0.393)  (0.525)   5.86   10.20%     313,582     1.06%      1.48%      83%
1993       5.86   0.12     1.165      1.285  (0.053)   (0.362)  (0.415)   6.73   22.70%     375,565     1.06%      1.95%      95%
1994
(e)        6.73   0.05     0.085      0.135  (0.120)   (1.205)  (1.325)   5.54    1.95%     358,237     1.06%      0.86%      79%
1995
(i)        5.54   0.04     1.377      1.417    ---     (0.407)  (0.407)   6.55   27.77%     440,339     1.05%      0.87%      95%

                                                  SECURITY EQUITY SERIES (CLASS B)
1994
(e)       $6.81  $0.01   $(0.005)    $0.005 $(0.12)   $(1.205) $(1.325)  $5.49   (0.15%)     $7,452     2.07%     (0.01%)     80%
1995
(i)        5.49  (0.01)    1.357      1.347    ---     (0.407)  (0.407)   6.43   26.69%      19,288     2.05%     (0.13%)     95%

                                                  SECURITY GLOBAL SERIES (CLASS A)
1994
(e)(f)   $10.00 $(0.03)   $0.87      $0.84  $  ---    $  ---   $  ---   $10.84    8.40%     $20,128     2.0%      (0.01%)     73%
1995
(i)       10.84  (0.02)    0.31       0.29     ---     (0.19)   (0.19)   10.94    2.80%      16,261     2.0%      (0.17%)    141%

                                                  SECURITY GLOBAL SERIES (CLASS B)
1994
(e)(f)    $9.96 $(0.12)   $0.91      $0.79  $  ---    $  ---   $  ---   $10.75    7.90%     $ 3,960     3.0%      (0.01%)     73%
1995
(i)       10.75  (0.12)    0.30       0.18     ---     (0.19)   (0.19)   10.74    1.79%       5,433     3.0%      (1.17%)    141%

                                             SECURITY ASSET ALLOCATION SERIES (CLASS A)
1995
(g)(h)(i)$10.00  $0.04    $0.50      $0.54  $  ---    $  ---   $  ---   $10.54    5.40%     $ 1,906     2.0%       1.33%      43%


                                             SECURITY ASSET ALLOCATION SERIES (CLASS B)
1995
(g)(h)(i)$10.00  $0.01    $0.49      $0.50  $  ---    $  ---   $  ---   $10.50    5.00%     $ 1,529     3.0%        .31%      43%

                                                       See accompanying notes.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

           Net                       Total                                                                        Ratio of
Fiscal    asset    Net   Net gains    from  Dividends Distribu-                                                     net
 year     value  invest-or losses on invest-(from net   tions          Net asset          Net assets   Ratio of    income
ended    begin-   ment   securities   ment   invest-    (from   Total   value               end of     expenses  (loss) to Portfolio
Septem   ning of income (realized &  opera- ment in-   capital distri-  end of    Total     period    to average  average  turnover
-ber 30  period  (loss) (unrealized)  tions   come)    gains)  butions  period  return(a) (thousands) net assets net assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                    SECURITY ULTRA FUND (CLASS A)
1991
(c)(d)    $4.46 $(0.030)  $2.525     $2.495 $  ---    $(0.235) $(0.235)  $6.72   58.40%     $65,449     1.61%     (0.51%)    163%
1992       6.72  (0.090)  (0.202)    (0.292)   ---     (0.172)  (0.172)   6.66    1.50%      57,128     1.32%     (0.46%)    142%
1993       6.66  (0.028)   1.791      1.763    ---     (0.293)  (0.293)   8.13   26.80%      71,056     1.30%     (0.50%)    101%
1994
(e)        8.13  (0.056)  (0.188)    (0.244)   ---     (1.066)  (1.066)   6.82   (3.60)%     60,695     1.33%     (0.80%)    111%
1995
(i)        6.82  (0.02)    1.535      1.515    ---     (0.135)  (0.135)   8.20   22.69%      66,052     1.32%     (0.31%)    180%

                                                    SECURITY ULTRA FUND (CLASS B)
1994
(e)       $8.30 $(0.103) $(0.321)   $(0.424)$  ---    $(1.066) $(1.066)  $6.81   (5.70%)     $1,254     2.36%     (1.76%)    110%
1995
(i)        6.81  (0.09)    1.525      1.435    ---     (0.135)  (0.135)   8.11   21.53%       5,428     2.32%     (1.32%)    180%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective frorm investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c)                             Debt outstanding      Weighted average debt      Weighted average month- Average debt Average debt
                          Year  at end of period  outstanding during the period  end shares outstanding   per share    per share
                          ----  ----------------  -----------------------------  ----------------------   ---------    ---------
     Security Ultra Fund  1991        ---                    970,096                     8,817,652           .11          .01

     Borrowings and related interest, if any, were immaterial in 1992, 1993, 1994, and 1995.

(d) Portfolio turnover calculation excludes the portfolio investments acquired in the Omni Fund merger. Per share data has been calculated using the average month-end shares outstanding.

(e) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(f) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(g) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                               1995
                                      -----------------------
     Asset Allocation Series         Class A            3.6%
                                     Class B            4.7%

(i) Net investment income (loss) was computed using average shares outstanding throughout the period.

                                                       See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

   Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in three Series, the Equity Series, the Global Series, and the Asset Allocation Series with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined then the securities are valued at the best available current bid price. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except that securities purchased with 60 days or less to maturity are valued on the basis of the amortized cost which approximates market value.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series and Asset Allocation Series investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

   D. FUTURES - Asset Allocation Series utilizes futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series may pay departing shareholders from their cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

NOTES TO FINANCIAL STATEMENTS

   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

   F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for tax equalization debits, expiration of net operating losses and recharacterization of foreign currency gains and losses.

   G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2. MANAGEMENT  FEES AND OTHER  TRANSACTIONS  WITH  AFFILIATES

   Under terms of the investment advisory contract,  Security Management Company
(SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net asset value of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series net assets and 1 1/2% of the remaining average net assets of the Series, for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation Series, and accordingly receives a fee equal to 1% of the average net assets of this Series.

   SMC also acts as the administrative agent and transfer agent for the Asset Allocation Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets or (i) $30,000 in the year ending June 1, 1996; (ii) $45,000 in the year ending June 1, 1997; and
(iii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

   SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton Quantitative Advisors for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50,000,000 of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50,000,000. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series, an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation Series to 2% of the average net assets, excluding 12b-1 fees.

   The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions after allowances to brokers and dealers in the amounts presented in the following table:

                                                          Asset
                   Growth And     Equity      Global    Allocation    Ultra
                   Income Fund    Series      Series      Series      Fund
                   -----------    ------      ------      ------      ----

SDI underwriting     $ 5,020      $96,169     $ 4,002      $198      $14,803

Broker/Dealer        $25,820     $514,291     $21,276      $621      $71,879

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. FEDERAL INCOME TAX MATTERS

   For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1995, were as follows:

                                                          Asset
                   Growth And     Equity      Global    Allocation    Ultra
                   Income Fund    Series      Series      Series      Fund
                   -----------    ------      ------      ------      ----

Gross unrealized
   appreciation    $9,791,095  $114,295,267  $1,796,270  $147,833  $15,561,308

Gross unrealized
   depreciation      (142,085)     (628,112)   (876,460)  (71,360)    (734,666)
                   ------------------------------------------------------------
Net unrealized
   appreciation    $9,649,010  $113,667,155  $  919,810   $76,473  $14,826,642
                   ============================================================

The Growth and Income Fund, Equity Series, Global Series and Ultra Fund hereby respectively designate $968,758, $20,717,586, $18,239, and $4,956,836 as capital gain dividends attributable to the fiscal year ended September 30, 1995, for the purpose of the dividends paid deduction on each Fund's federal income tax return. Asset Allocation Series has a capital loss carryover of $9,371 for federal income tax purposes which will expire in 2003.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENT TRANSACTIONS

   Investment transactions for the period ended September 30, 1995, (excluding overnight investments and short-term commercial paper) are as follows:

                                                          Asset
                   Growth And     Equity      Global    Allocation    Ultra
                   Income Fund    Series      Series      Series      Fund
                   -----------    ------      ------      ------      ----

Purchases          $76,688,330 $368,157,730 $29,541,921 $3,615,370 $102,020,220
Proceeds from
  sales            $87,952,729 $359,818,550 $30,781,283 $1,256,749 $104,199,978

5. FORWARD FOREIGN EXCHANGE CONTRACTS

   At September 30, 1995, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

               Settlement   Contract   Contract   Current   Unrealized Gain
Currency          Date       Amount      Rate      Rate          (Loss)
--------          ----       ------      ----      ----          ------
French Franc    11-24-95    1,607,190    5.011     4.9272       $ (5,455)
Japanese Yen    11-15-95   62,757,012   83.263    98.6581        117,614
Japanese Yen    01-31-96   43,145,815    86.15    97.5267         58,422
Japanese Yen    02-14-96   71,091,550    90.42    97.3715         56,131
Japanese Yen    02-20-96   42,629,075    94.29    97.2842         13,915
Japanese Yen    02-20-96   10,596,499    95.36    97.2842          2,198
Japanese Yen    02-20-96   51,041,970    95.33    97.2842         10,755
                                                               ---------
                                                                $253,580
                                                               =========

6. FEDERAL TAX STATUS OF DIVIDENDS

   The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1995, that qualified for the dividends received deduction for corporate shareholders was 37%, 55%, 17%, 8% and 0% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

7. FOREIGN TAX CREDIT INFORMATION

   For purposes of the foreign tax credit designation requirements, Security Global Series paid foreign taxes of $38,840 and had foreign source gross income of $315,643.

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors
Security Growth and Income Fund, Security Equity Fund, and Security Ultra Fund

   We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global and Asset Allocation Series), and Security Ultra Fund (the Funds) as of September 30, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended of Security Growth and Income Fund, Security Equity Series, Security Equity Global Series, and Security Ultra Fund and the related statements of operations and changes in net assets for the period June 1, 1995 (commencement of operations) to September 30, 1995 of Security Equity Asset Allocation Series and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Kansas City, Missouri
October 27, 1995

THE SECURITY GROUP OF
MUTUAL FUNDS
---------------------

Security Growth and Income Fund

Security Equity Fund

      -  Equity Series
      -  Global Series
      -  Asset Allocation Series

Security Ultra Fund

Security Income Fund

      -  Corporate Bond Series
      -  U.S. Government Series
      -  Limited Maturity Bond Series
      -  Global Aggressive Bond Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------

DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Harold G. Worswick

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary

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